                               (ARTISAN LOGO)
                                   ANNUAL
                                   REPORT
                               June 30, 2000


                             International Fund
                                Mid Cap Fund
                               Small Cap Fund
                            Small Cap Value Fund

                           Investment Management
                        Practiced with Intelligence
                         and Discipline is an Art(R)

--------------------------------------------------------- TABLE OF CONTENTS ---


TABLE OF CONTENTS


     LETTER FROM THE PRESIDENT           38 STATEMENTSOF ASSETS & LIABILITIES

  2  LETTERS TO SHAREHOLDERS             39 STATEMENTS OF OPERATIONS
  2    Artisan International Fund
  6    Artisan Mid Cap Fund              40 STATEMENTS OF CHANGES IN
  10   Artisan Small Cap Fund               NET ASSETS
  14   Artisan Small Cap Value Fund
                                         42 FINANCIAL HIGHLIGHTS
  18 SCHEDULES OF INVESTMENTS
  18   Artisan International Fund        44 NOTES TO FINANCIAL STATEMENTS
  24   Artisan Mid Cap Fund
  28   Artisan Small Cap Fund            51 REPORT OF
  32   Artisan Small Cap Value Fund         INDEPENDENT ACCOUNTANTS




------------------------------------------------------ WWW.ARTISANFUNDS.COM ---


Website Offers Fast Access To Fund Information, Forms

The Artisan Funds website, WWW.ARTISANFUNDS.COM, offers shareholders nearly immediate access to portfolio information, such as this annual report, in addition to performance information, portfolio manager profiles and comments, the combined prospectus, account applications and forms. The website is the most direct way to obtain information and forms because we revise the site the day information is available. Waiting for delivery is eliminated.

We urge you to explore the site to view what it offers and visit often, because we strive to continually update and improve its content. We anticipate adding online account access in the near future.






ARTISANFUNDS
P.O. Box 8412
BostoN, MA  02266-8412


This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information on any Fund, including fees and expenses, please call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of each respective portfolio manager(s), as of June 30, 2000. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.


                    800.344.1770  *  WWW.ARTISANFUNDS.COM

Dear Fellow Shareholders,

Our fiscal year ended June 30, 2000, was noteworthy for several reasons. Especially memorable was the recognition presented to our portfolio teams who excelled in spite of seemingly endless volatility in markets throughout the world.

Artisan Mid Cap Fund celebrated its three-year anniversary ranked #1 since inception (June 27, 1997) and #9 for one-year, based on total return, out of 82 and 155 Mid-Cap Core Funds, respectively, for the periods ended June 30, 2000, as tracked by Lipper Inc. The Fund also received a ***** Morningstar RatingTM for the three-year and overall periods ended June 30, 2000, out of 3,642 domestic equity funds. We are pleased that the Fund received this ranking the first quarter it was eligible for ranking by Morningstar.<F1>

Artisan International Fund continued its record of high achievement. As of June 30, 2000, the Fund ranked #1 out of 301 and #10 out of 653 International Funds, respectively, based on total return, for the since inception (December 28, 1995) and one-year periods as tracked by Lipper Inc. Additionally, the Fund received a ***** Morningstar RatingTM for the three-year and overall periods ended June 30, 2000, out of 1,148 international equity funds.<F1>

In addition, our small-cap strategies had noteworthy accomplishments. Artisan Small Cap Fund continued its turnaround and outperformed its benchmark index, the Russell 2000 Index, in each of the four quarters. Artisan Small Cap Value Fund outperformed its benchmark index, the Russell 2000 Value Index, for the fiscal year.

In addition to rankings and performance, other activities deserve mention. Artisan Small Cap Value Fund closed to new investors and named Jim Kieffer, an analyst on the Fund since its inception, as portfolio co-manager. We are proud to announce that we successfully, and in some cases substantially, reduced expense ratios for all four of our Funds. This redesigned Annual Report is our initial effort to refine our shareholder communications materials. Response to our website has been tremendous and we anticipate adding online account access in the near future. And, we plan to pay our annual capital gains and dividend distributions in November.

Recent market volatility caught the attention of investors. Although market swings are unsettling, we urge investors to maintain a long-term perspective. In our opinion, volatility is inescapable in investing and the potential rewards of long-term investing involve risk. With a long-term approach, investors generally resist the temptation to react emotionally to short-term market movements.

As always, thank you for investing in Artisan Funds. Rest assured that we continually strive to lower fund expenses, provide you with more timely information about your investments and of course, work hard to seek out promising investment opportunities for you.



                        Sincerely,

                    /s/ Michael C. Roos

                        Michael C. Roos
                        President


(HEAD SHOT)
Michael C. Roos
President


"Rest assured, that we continually

strive to lower fund expenses, provide

you with more timely information about

your investments and of course, work

hard to seek out promising investment

opportunities for you."


<F1>Important Morningstar Information. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/00. The ratings are subject to change every month. The Overall Morningstar RatingTM is a weighted average of the fund's 3-, 5- and 10-year annual returns (if applicable) in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment class receives 5 stars.

A FEW HIGHLIGHTS TO NOTE


---------------------------------------------- AVERAGE ANNUAL TOTAL RETURNS ---


                                                                                        Since
                                                  1-Year      3-Year      5-Year      Inception
                                                  ------     -------      ------      ---------
Artisan International Fund (inception 12/28/95)   65.65%     34.06%         N/A         32.21%
-----------------------------------------------------------------------------------------------
Artisan Mid Cap Fund (inception 6/27/97)          72.88      50.75          N/A         50.53
-----------------------------------------------------------------------------------------------
Artisan Small Cap Fund (inception 3/28/95)        32.46       8.04        12.48%        14.88
-----------------------------------------------------------------------------------------------
Artisan Small Cap Value Fund (inception 9/29/97)   4.22        N/A          N/A          5.97
-----------------------------------------------------------------------------------------------

As of 6/30/00.


--------------------------------------------- RECOGNITION FOR FUND MANAGERS ---


BARRON'S/VALUE LINE SURVEY

The annual Barron's/Value Line Fund Survey ranked Artisan Mid Cap Fund Portfolio Manager Andrew Stephens the #1 fund manager out of 213 funds in the Growth Fund Category, based on performance and volatility since the Fund's inception (6/27/97) through June 30, 2000.

The Survey also ranked Artisan International Fund Portfolio Manger Mark Yockey the #1 fund manager out of 93 funds in the Foreign Fund Category, based on performance and volatility since the Fund's inception (12/28/95) through June 30, 2000.

The article may be viewed on our website, WWW.ARTISANFUNDS.COM.


---------------------------------------------------- UPDATED EXPENSE RATIOS ---


                                                          Ratio Of Expenses
                                                        To Average Net Assets
                                                        ---------------------
Artisan International Fund                                      1.27%
-----------------------------------------------------------------------------
Artisan Mid Cap Fund                                            1.40
-----------------------------------------------------------------------------
Artisan Small Cap Fund                                          1.35
-----------------------------------------------------------------------------
Artisan Small Cap Value Fund                                    1.35
-----------------------------------------------------------------------------

Annualized as of 6/30/00. A complete year-by-year table of the expense ratios for each fund is located on page 42.




PERFORMANCE INFORMATION IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. IN 1999, THE ARTISAN INTERNATIONAL FUND AND ARTISAN MID CAP FUND PERFORMANCES WERE ACHIEVED DURING A PERIOD OF UNUSUALLY FAVORABLE MARKET CONDITIONS. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. SUCH PERFORMANCE MAY NOT BE SUSTAINABLE. IN TIMES OF MARKET VOLATILITY THE FUNDS' RETURNS MAY VARY GREATLY OVER SHORT PERIODS OF TIME. Investment return and principal value of an investment in the Funds will fluctuate, so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

ARTISAN INTERNATIONAL FUND: INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS. ARTISAN MID CAP FUND: STOCKS OF MID-SIZED COMPANIES, AS AN ASSET CLASS, TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. ARTISAN SMALL CAP FUND AND ARTISAN SMALL CAP VALUE FUND: AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISK, INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY. THE ARTISAN SMALL CAP VALUE FUND INVESTS IN VALUE STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. ALL OF THESE RISKS ARE DISCUSSED IN THE FUND'S PROSPECTUS. Please read it carefully before you invest or send money.

The annual "Barron's/Value Line Fund Survey," published in the July 17, 2000 issue of "Barron's," ranked Portfolio Manager Andrew Stephens the #1 overall fund manager and ranked Portfolio Manager Mark Yockey the #10 overall fund manager out of 630 fund managers, based on performance and volatility during the fund manager's tenure through 6/30/2000. "Barron's/Value Line Fund Survey" scanned 6,000 equity funds, screening out those with more than three managers. Then it gave each manager a score reflecting how much value he or she added versus his or her peer group. Points came off for funds that are too volatile and were added for funds with stable returns. (If a fund is judged to be 25% more volatile, it's expected to have 25% greater return than a peer group). A manager with an average performance and volatility got a score of zero. Superior managers received positive scores, inferior ones, negative scores. The longer a manager held the job, the more data used for his or her ranking. Ten diversified stock categories were looked at, specialized funds were tossed out. Eventually, only 630 managers qualified for the rankings. While the rankings are risk-adjusted, they may be swayed by short time periods, and over time, the manager's score may revert to the mean.


                    800.344.1770  *  WWW.ARTISANFUNDS.COM

ARTISAN
INTERNATIONAL
FUND


--- INVESTMENT APPROACH -------------------------------------------------------


The Fund seeks to provide investors with diversified exposure to the international equity markets, across capitalizations and regions, with a focus on well-managed growth companies. Because foreign markets may provide investors with growth opportunities that are distinct from those in the U.S., we look to identify attractive growth themes. Once identified, we combine intensive fundamental analysis with extensive international travel to find companies that appear well positioned to capitalize on these themes. Important company criteria include sustainable growth, reasonable valuation, strong industry presence and effective management with a focus on shareholder value. We pick our stocks one-at-a-time. As a result, we make no effort to mimic the composition of any index.


--- PERFORMANCE ---------------------------------------------------------------


Despite volatile overseas markets, Artisan International Fund gained 5.82% during the six months ended June 30, 2000, finishing well ahead of its benchmark, the EAFE Index, which lost 4.06% through mid-year. For the year ended June 30, 2000, the Fund was up 65.65%, outdistancing the EAFE Index, which returned a solid 17.16% over the same 12-month period.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 6/30/00)

    +----------------------------- GRAPHIC ------------------------------+
    |         Line chart showing growth to current levels for :          |
    |                                                                    |
    |                 International      EAFE      Lipper International  |
    |                     Fund           Index          Fund Index       |
    |                                                                    |
    |   12/28/95         $10,000        $10,000           $10,000        |
    |   12/96             13,437         10,605            11,472        |
    |   12/97             13,902         10,793            12,303        |
    |   12/98             18,376         12,952            13,861        |
    |   12/99             33,314         16,444            19,105        |
    |   6/00              35,254         15,766            18,320        |
    +--------------------------------------------------------------------+


                   AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/00)
-------------------------------------------------------------------------------
                                                                       Since
Fund / Index                             1-Year         3-Year       Inception
-------------------------------------------------------------------------------
Artisan International Fund              65.65%         34.06%         32.21%
-------------------------------------------------------------------------------
EAFE Index                              17.16%         10.16%         10.63%
-------------------------------------------------------------------------------
Lipper International Fund Index         23.63%         11.89%         14.36%
-------------------------------------------------------------------------------


PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. YEAR-TO-DATE THROUGH AUGUST 18, 2000, ARTISAN INTERNATIONAL FUND HAD GAINED 1.79%. IN 1999, THE FUND'S PERFORMANCE WAS ACHIEVED DURING A PERIOD OF UNUSUALLY FAVORABLE MARKET CONDITIONS. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. SUCH PERFORMANCE MAY NOT BE SUSTAINABLE. IN TIMES OF MARKET VOLATILITY THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENT ACCOUNTING METHODS, WHICH ARE DISCUSSED IN THE PROSPECTUS. Please read it carefully before you invest or send money. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in the Artisan International Fund on December 28, 1995 (the date the Fund began operations) with the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index and the Lipper International Fund Index. EAFE performance, when used in comparison to the Fund's inception date, is calculated starting 12/31/95. The EAFE Index is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund Index reflects the net asset weighted return of the 30 largest international funds including Artisan International Fund. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.


For the since inception and one-year

periods ended June 30, 2000, Artisan

International Fund ranked #1 out of 301

and #10 out of 653 international funds,

respectively, for total return as

tracked by Lipper Inc.



02
TWO

----------------------------------------------------------- 12 MONTH REVIEW ---


Given the volatility seen in overseas markets over the 12 months ended June 30, 2000, investors must have felt as though they were on a roller coaster ride for much of the Fund's fiscal year. In this review, we'll provide you with some context for events that drove overseas markets during our fiscal year, discuss some portfolio strategies we employed to combat volatility and review where the portfolio stood on June 30, 2000.


LAST 6 MONTHS OF 1999
While 1999's third quarter brought rather mixed market movements, with many developed markets rising, and most of the emerging markets correcting - many significantly; the fourth quarter of 1999 saw European stock markets rise on a wave of optimism about the economic outlook and continued enthusiasm for telecom shares. Leading indices hit new record peaks in numerous European markets. Investors appeared impressed by a European Commission report forecasting strong economic growth. A reversal in "doomsday" predictions concerning the millennium computer bug seemed to allay investors fears across the globe as no significant disruption was expected.

The fourth quarter was not without its share of newsworthy events. The Euro approached parity with the dollar. Wireless shares surged as investors paid attention to the potential for revenue and profit growth exhibited by NTT DoCoMo's success with their I-mode service, which allows users to access the Internet through cellular phones. Mannesmann's rejection of Vodafone's takeover offer set the stage for the world's largest takeover battle. In this context, Artisan International Fund achieved two of its three highest monthly returns (November and December) since inception. A strong fourth quarter helped to propel the EAFE Index to its highest one-year return since 1993.


FIRST 6 MONTHS OF 2000
After three consecutive months of strong performance, international markets took a breather in January.reflecting in part the uncertainty in U.S. markets over interest rates and possibly due to some profit taking after 1999's particularly strong 4th quarter.but roared back to life in February. The Fund capped off February with a 19.32% return, its second best monthly return since inception, partially driven by Vodafone's successful takeover of Mannesmann which may have sparked renewed enthusiasm among investors over the long-term growth prospects of telecom and technology companies.

However, March was a challenging month for investors across the globe, as international markets seemed to reflect the volatility and uncertainty in U.S. markets over "Old Economy" versus "New Economy" shares. Given this change in investor sentiment, the Fund's "TMT" stocks (an acronym reflecting the perceived synergies among Technology, Media and Telecommunications companies) did not have an easy time of it, and contributed to the Fund's first month of underperformance versus the EAFE Index since August 1999. While this may have helped to cause a broadening of the market and rotation among sectors, we saw no clear new leaders emerge at quarter-end.

Overseas markets followed-up late March losses with more of the same throughout April and May. During this time, no major region seemed to have been spared nor appeared to offer a "safe haven." Similar to U.S. markets, a reevaluation of the technology sector and concerns about increased inflationary pressures and possible higher interest rates were contributing factors to global market declines. And like our Federal Reserve, the European Central Bank preemptively increased interest rates. In fact, there were even indications that the Bank of Japan may consider an end to their zero interest rate policy.



(HEAD SHOT)
Mark L. Yockey
Portfolio Manager


"Despite difficult market conditions, we

did not initiate any major portfolio

changes over the last six months -

however, we did begin to selectively

reposition the portfolio. While we

remained committed to our major themes

of telecommunications, financials,

advertising and media, restructuring and

outsourcing, we continued to work to

validate our holdings in terms of

current and future earnings visibility."




                     800.344.1770  *  WWW.ARTISANFUNDS.COM
03
THREE

--- PORTFOLIO STRATEGIES ------------------------------------------------------


Despite difficult market conditions, we did not initiate any major portfolio changes over the last six months - however, we did begin to selectively reposition the portfolio. While we remained committed to our major themes of telecommunications, financials, advertising and media, restructuring and outsourcing, we continued to work to validate our holdings in terms of current and future earnings visibility. Where concerned, we replaced holdings with what we viewed as more attractive alternatives.

An example of repositioning has been our shift to selective Korean stocks, mostly blue chip telecom and technology names. We believe companies such as SK Telecom Co., Ltd. and Samsung Electronics are at par with their peers in other countries or among the world leaders, but trade at more attractive valuations.

Our TMT names corrected in part due to substantial auction (multi-billion dollar costs for successful bidders) results for the third generation portable phone licenses in the U.K. Despite attractive industry fundamentals and forecasts of strong subscriber growth, additional auctions slated for later this year contributed to near-term profitability concerns. While we couldn't fully escape the price correction of TMT stocks, we were helped by having started to trim our exposure late in the first quarter. Additionally, we diversified by adding some holdings in regions other than Europe where we felt valuations were still reasonable. We believe the market overreacted and we plan to stay the course.

REGION ALLOCATION

<F1> As of 6/30/00. <F2>As of 12/31/99.      ---------------------------------
                                             - Graphic of world map          -
                                             - Points indicate target region -
                                             ---------------------------------
<F1> North America 7.9% ___________________  ______*
<F2> North America 16.0%

<F1> Europe 55.3% _________________________  __________________*
<F2> Europe 51.7%

<F1> Asia/Pacific 28.6% ___________________  ________________________*
<F2> Asia/Pacific 22.7%

<F1> Latin America 3.6% ___________________  _____*
<F2> Latin America 4.8%

Portfolio equities as a percentage of Fund total net assets.


Beyond TMT, we increased our positions in some of our European financials and added new names, such as Lloyds TSB Group in the U.K. We believe the European financial stocks are attractive, due to ongoing consolidation, restructuring and demographics.

Going forward, we anticipate our stock picking focus will remain largely on the same themes we have featured over the last year. While there may be some areas of over-extended valuations, we believe that our stocks represent companies with strong and growing earnings potential.

On June 30, 2000, total net assets in the Fund were $4.9 billion, of which $3.7 billion were in the Investor share class. On December 31, 1999, Fund total net assets stood at $3.1 billion. Due to our selective repositioning, the median market cap of our holdings rose to $7.4 billion from $4.6 billion. Based on 2000 estimates, our weighted average growth rate of 25.5% fell below our weighted average P/E of 27.8x, as valuations, though down from year-end, remained in the upper-end of our ranges. On June 30, we were approximately 95.4% invested in equities, which we consider fully invested. The Fund held 109 stocks located in 23 countries. Our Top 10 Holdings, largely centered on our telecommunications and financial services themes, comprised 23.0% of the portfolio.*


Top 5 Country Allocations

United Kingdom................... 19.4%

Japan............................ 16.6%

Canada............................ 7.9%

France............................ 7.0%

Switzerland....................... 6.5%

As of 6/30/00.


For a more detailed look at

Region/Country Allocations please view

the "Schedule of Investments," starting

on page 18.



* For definitions of portfolio statistics please reference Notes on Portfolio Statistics on page 50.


04
FOUR

------------------------------------------------- PORTFOLIO CHARACTERISTICS ---


TOP 10 HOLDINGS

COMPANY NAME                                  COUNTRY                        %
------------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd.                 Hong Kong                   2.8
------------------------------------------------------------------------------
Lloyds TSB Group PLC                          United Kingdom              2.8
------------------------------------------------------------------------------
AT&T Canada, Inc.                             Canada                      2.7
------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corporation      Japan                       2.5
------------------------------------------------------------------------------
Samsung Electronics                           Korea                       2.2
------------------------------------------------------------------------------
Granada Group PLC                             United Kingdom              2.2
------------------------------------------------------------------------------
UnitedGlobalCom, Inc.                         Netherlands                 2.1
------------------------------------------------------------------------------
Promise Co., Ltd.                             Japan                       1.9
------------------------------------------------------------------------------
UBS AG                                        Switzerland                 1.9
------------------------------------------------------------------------------
Abbey National PLC                            United Kingdom              1.9
------------------------------------------------------------------------------
TOTAL                                                                    23.0%

As a percentage of total net assets as of June 30, 2000. Portfolio holdings are subject to change.


Not surprisingly, some of the best returns over the last year originated in the telecommunications arena, as witnessed by four of the top five gainers in the period. We believe the outlook for the industry remains attractive with future growth coming from additional services and applications as technologies continue to advance. Finmatica, an Italian software maker, benefited from Italian banks upgrading their technology.


GOOD IDEAS THAT WORKED              %   GOOD IDEAS AT THE TIME                %
                                -----                                     -----
Finmatica SPA.................. 324.0   Nichiei Co., Ltd. ............... -74.1
BCE, Inc. ..................... 140.0   Stagecoach Holdings PLC.......... -63.6
Nortel Networks Corp. ......... 115.1   Global Telesystems Group......... -49.4
NTT DoCoMo, Inc. ............... 91.9   NTL Incorporated................. -20.9
China Mobile (Hong Kong) Ltd. .. 81.8   British Telecommunications PLC .. -19.7

For the year ended June 30, 2000, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.




Unfortunately, some of our stocks did not work out as planned. Nichiei was caught in a negative public relations situation following embarrassing media reports on one of its loan collectors. Beyond negative company sentiment, the stock also suffered from the risk of government intervention in the Japanese consumer finance sector. Stagecoach Holdings suffered from an ill-timed acquisition, and Global Telesystems, NTL and British Telecom were all affected by the downdraft in TMT stocks.

As always, thank you for the continued confidence you've shown in our team.

/s/ Mark Gochez




Top 5 Sectors

Consumer Cyclical ............... 22.8%

Financial ....................... 21.1%

Telecommunications .............. 16.5%

Industrial ....................... 9.4%

Utilities ........................ 9.3%

As of 6/30/00.




For a more detailed look at Sector

Diversification please see "Portfolio

Diversification" on page 23.





Effective July 1, 1997, the Fund began offering an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the institutional class is available under separate cover.





                     800.344.1770  *  WWW.ARTISANFUNDS.COM
05
FIVE

ARTISAN
MID CAP FUND


--- INVESTMENT APPROACH -------------------------------------------------------


Artisan Mid Cap Fund pursues long-term capital growth through a diversified portfolio of stocks of mid-sized companies - which the Fund broadly defines as market capitalizations between $600 million and $6 billion - that exhibit franchise characteristics. Companies with an established franchise often possess a proprietary technology, an established brand name or another competitive advantage that allows them to achieve a dominant position in their marketplace. From these companies, the Fund seeks firms with strong growth characteristics - including accelerating earnings, expanding profit margins and increasing market share - that are reasonably priced by the market.


--- PERFORMANCE ---------------------------------------------------------------


Artisan Mid Cap Fund solidly outperformed both its benchmark index and its peer group for both the six-month and fiscal year periods ended June 30, 2000. For the six-month period, the Fund rose 27.11% compared to an 8.97% increase for its benchmark index, the S&P 400 MidCap Index, and a gain of 10.66% by its peer group, the Lipper Mid-Cap Core Fund Index.

For the fiscal year, the Fund posted a gain of 72.88%, while its benchmark index moved up 16.98% and its peer group gained 32.06%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 6/30/00)

    +----------------------------- GRAPHIC ------------------------------+
    |         Line chart showing growth to current levels for :          |
    |                                                                    |
    |                   Mid Cap            S&P 400      Lipper Mid-Cap   |
    |                     Fund           MidCap Index   Core Fund Index  |
    |                                                                    |
    |   6/27/97          $10,000           $10,000           $10,000     |
    |   12/97             12,814            11,669            11,193     |
    |   12/98             17,090            13,899            12,063     |
    |   12/99             26,984            15,945            15,464     |
    |   6/00              34,299            17,376            17,113     |
    +--------------------------------------------------------------------+


                   AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/00)
-------------------------------------------------------------------------------
                                                                       Since
Fund / Index                             1-Year         3-Year       Inception
-------------------------------------------------------------------------------
Artisan Mid Cap Fund                     72.88%         50.75%         50.53%
-------------------------------------------------------------------------------
S&P 400 MidCap Index                     16.98%         20.32%         20.12%
-------------------------------------------------------------------------------
Lipper Mid-Cap Core Fund Index           32.06%         19.31%         19.52%
-------------------------------------------------------------------------------


PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. YEAR-TO-DATE THROUGH AUGUST 18, 2000, ARTISAN MID CAP FUND HAD GAINED 38.73%. IN 1999, THE FUND'S PERFORMANCE WAS ACHIEVED DURING A PERIOD OF UNUSUALLY FAVORABLE MARKET CONDITIONS. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. SUCH PERFORMANCE MAY NOT BE SUSTAINABLE. IN TIMES OF MARKET VOLATILITY THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME. STOCKS OF MID-SIZED COMPANIES, AS AN ASSET CLASS, TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. Please read the prospectus carefully before you invest or send money. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan Mid Cap Fund on June 27, 1997 (the date the Fund began operations) with the S&P 400 MidCap Index and the Lipper Mid-Cap Core Fund Index. The S&P 400 MidCap Index is an unmanaged, market-weighted index of 400 mid-cap companies. The Lipper Mid-Cap Core Fund Index reflects the net asset weighted return of the 30 largest mid-cap core funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.


For the since inception and one-year

periods ended June 30, 2000, Artisan Mid

Cap Fund ranked #1 out of 82 and #9 out

of 155 Mid-Cap Core Funds, respectively,

based on total return as tracked by

Lipper Inc.



                     800.344.1770  *  WWW.ARTISANFUNDS.COM

06
SIX

----------------------------------------------------------- 12 MONTH REVIEW ---

+-----------------------------------------------------------------------------+
|                                                                             |
|                         MID CAP FUND RECOGNITION                            |
|                                                                             |
|    TOP RATING FROM MORNINGSTAR                                              |
|    The Artisan Mid Cap Fund received a ***** Morningstar RatingTM for the   |
|    three-year and overall periods ended June 30, 2000, out of 3,642         |
|    domestic equity funds.<F1>                                               |
|                                                                             |
|    BARRON'S/VALUE LINE SURVEY                                               |
|    The annual Barron's/Value Line Fund Survey ranked Artisan Mid Cap Fund   |
|    Portfolio Manager Andrew Stephens the #1 fund manager out of 213 funds   |
|    in the Growth Fund Category based on performance and volatility since    |
|    the Fund's inception (6/27/97) through June 30, 2000.<F2>                |
|                                                                             |
+-----------------------------------------------------------------------------+


The 12-month period ended June 30, 2000, was notable for several reasons. One was the volatility in the market despite a period of strong growth and low inflation. Another was investors' fascination with technology securities, especially those of Internet and telecommunications companies.

The technology sector dominated the final six months of 1999, surging ahead even as other sectors experienced volatility that resulted, in part, from two interest rate increases by the Federal Reserve. Market volatility continued into the New Year, as the share price instability the market experienced during the first quarter of 2000 accelerated in the second quarter. In particular, we saw the technology and healthcare sectors of the mid-cap market drift downward after experiencing a vigorous run that lasted through the early part of March.

We were not immune to the volatility. However, we believe the portfolio emerged from the period in sound shape. In our view, our attention to risk management and cautious approach regarding narrow investment trends and sector concentrations helped us negotiate this minefield and allowed us to outperform our index in every quarter.

Even with the volatility in technology during the period, our participation in the sector benefited the Fund. For example, in February, the Fund roared ahead 15.52%, and our technology holdings played an important role in the portfolio's performance. Our top gainers list is populated with technology issues. Included are SDL, Inc., a manufacturer of semiconductor lasers, fiber optic related products and optoelectric systems; SanDisk Corporation, which manufactures flash memory data storage chips; and Powerwave Technologies, Inc., a producer of power amplifiers for wireless communications.



(HEAD SHOT)
Andrew C. Stephens
Portfolio Manager

"Recognition like this is gratifying,

but it raises the bar that much higher.

No doubt our analysts, Jim Hamel and Tom

Wooden will be up to the challenge;

their research helped make the

difference."


<F1>Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/00. The ratings are subject to change every month. The Overall Morningstar RatingTM is a weighted average of the fund's 3-, 5- and 10-year annual returns (if applicable) in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment class receives 5 stars.

<F2>The annual "Barron's/Value Line Fund Survey," published in the July 17, 2000 issue of "Barron's," ranked Portfolio Manager Andrew Stephens the #1 overall fund manager out of 630 fund managers, based on performance and volatility during the fund manager's tenure through 6/30/2000. "Barron's/Value Line Fund Survey" scanned 6,000 equity funds, screening out those with more than three managers. Then it gave each manager a score reflecting how much value he or she added versus his or her peer group. Points came off for funds that are too volatile and were added for funds with stable returns. (If a fund is judged to be 25% more volatile, it's expected to have 25% greater return than a peer group). A manager with an average performance and volatility got a score of zero. Superior managers received positive scores, inferior ones, negative scores. The longer a manager held the job, the more data used for his or her ranking. Ten diversified stock categories were looked at, specialized funds were tossed out. Eventually, only 630 managers qualified for the rankings. While the rankings are risk-adjusted, they may be swayed by short time periods, and over time, the manager's score may revert to the mean.



                     800.344.1770  *  WWW.ARTISANFUNDS.COM
07
SEVEN

--- PORTFOLIO STRATEGIES ------------------------------------------------------


Other technology holdings that proved valuable were Network Solutions, which we believe has a near-monopoly in providing services for establishing Internet addresses, and Exodus Communications, which is helping to define the market for outsourced web hosting to leading e-commerce companies. MIPS Technologies and Handspring, Inc., companies riding the trend toward wireless mobile data, are other positions that proved beneficial.

GOOD IDEAS THAT WORKED                    %      GOOD IDEAS AT THE TIME                    %
                                        -----                                           ------
SDL, Inc. ............................. 94.7     American Superconductor Corporation .. -54.8
Varian, Inc............................ 74.8     Internet.com Corporation ............. -49.5
SanDisk Corporation.................... 74.4     REMEC, Inc. .......................... -38.7
Powerwave Technologies, Inc............ 64.3     Williams Sonoma, Inc. ................ -38.4
Dynegy, Inc............................ 57.3     RealNetworks, Inc. ................... -28.9

For the year ended June 30, 2000, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.


Technology was not the only theme we followed. We are exploring convergence in financial services and energy, two areas that had a positive impact on the Fund in the second quarter of 2000. The worldwide convergence of financial services is being propelled largely, we believe, by two factors. The demand for investment advice, wealth management and retirement planning is increasing, driven by groups such as the baby boomers. And now, with the repeal of the Glass-Steagal laws in 1999, banks, insurance companies and brokerage firms are not as restricted from combining and delivering integrated financial products. The Fund benefited by owning Reliastar Financial, which is being acquired by Dutch insurer ING. And, this theme led us to Neuberger Berman, Lincoln National Corp., and Fiserv, Inc.

Additionally, we believe ongoing deregulation and consolidation of the nation's energy industry provides convergence opportunities. Several years ago, natural gas production and distribution was deregulated, and now we see the same thing happening to electricity providers. With convergence, these separate industries are forming single energy services companies that may provide energy at lower costs to consumers and businesses nationwide.


TOP 10 HOLDINGS

Company Name                                                              %
---------------------------------------------------------------------------
Kinder Morgan, Inc.                                                    3.4
---------------------------------------------------------------------------
National Semiconductor Corporation                                     3.2
---------------------------------------------------------------------------
SunGard Data Systems, Inc.                                             3.1
---------------------------------------------------------------------------
Integrated Device Technology, Inc.                                     3.0
---------------------------------------------------------------------------
Voicestream Wireless Corporation                                       2.8
---------------------------------------------------------------------------
Citizens Communications Company                                        2.5
---------------------------------------------------------------------------
United Stationers, Inc.                                                2.4
---------------------------------------------------------------------------
Veeco Instruments, Inc.                                                2.4
---------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.                                           2.4
---------------------------------------------------------------------------
American Power Conversion Corporation                                  2.2
---------------------------------------------------------------------------
TOTAL                                                                 27.4%

As a percentage of total net assets as of June 30, 2000. Portfolio holdings are subject to change.


"Companies in our universe are

experiencing dramatic change and growth

as they attempt to capture new

opportunities and respond to new

competition."



08
EIGHT

------------------------------------------------- PORTFOLIO CHARACTERISTICS ---


We continued our exploration of other areas. We began to research the unlocking of the human genome and the possibilities for improvements in healthcare and quality of life. Some of our initial investments in this area are Pe Corporation-Celera Genomics Group, Affymetrix, Inc. and Pharmacopeia, Inc. Our research in this area is focused on finding franchise business models.

On June 30, 2000, the Fund had total net assets of $225.0 million, a significant increase from the
$98.0 million in assets at the end of 1999. The median market cap of our 61 stocks was $4.1 billion, up from $2.7 billion at the end of the calendar year. The Top 10 Holdings represented 27.4% of net assets and based on 2000 estimates, the weighted average P/E was 21x and the weighted average growth rate was 15.0%. On June 30, the Fund was 95.1% invested in equities, which we consider fully invested.*


  SECTOR DIVERSIFICATION

SECTOR                 12/31/99       6/30/00          SECTOR                           12/31/99       6/30/00
-----------------------------------------------------------------------------------------------------------------
Basic Materials         7.4%            3.7%           Real Estate Investment Trusts      0.2           0.1
-----------------------------------------------------------------------------------------------------------------
Capital Goods           11.6             9.3            Services
-----------------------------------------------------     Business Services               4.0           1.8
Conglomerates           0.0             0.0               Consumer Services               9.2           3.3
-----------------------------------------------------------------------------------------------------------------
Consumer Cyclical       2.6             3.2            Technology                        30.9          30.8
-----------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclical   1.0             2.4            Telecommunications                11.1          10.7
-----------------------------------------------------------------------------------------------------------------
Energy                  7.5             7.2            Transportation                     0.0           0.0
-----------------------------------------------------------------------------------------------------------------
Financial               4.0             8.3            Utilities                          4.0           7.5
-----------------------------------------------------------------------------------------------------------------
Healthcare              1.7             6.8            Other assets less liabilities      4.8           4.9
-----------------------------------------------------------------------------------------------------------------
                                                       TOTAL                           100.0%        100.0%
-----------------------------------------------------------------------------------------------------------------

As a percentage of total net assets as of December 31, 1999, and June 30, 2000, respectively.


We deploy our assets in securities that we believe are entering accelerating profit cycles because, in our view, progress in business is cyclical, not linear. So we want to own firms at the beginning of a profit cycle where revenues are growing, costs are fixed and we believe profitability may grow exponentially. Our portfolio adjustments since the end of 1999 reflect these convictions. For example, we placed more emphasis in Financial, Healthcare and Utilities; reduced our exposure in Basic Materials, Capital Goods and Consumer and Business Services. Our technology position remained about the same.

Ahead we see challenges and opportunities. Interest rates and inflation will be the major influences on the market, in our opinion. Until the Federal Reserve clarifies its interest rate intentions, we see more uncertainty for the markets and perhaps more volatility. However, we believe market volatility can provide opportunities for our strategy. We experienced this before, in 1998 and 1999. As the market corrects, our favorite investments can become less expensive and we may be able to place our assets in areas in which we have confidence. In an upturn, the portfolio may benefit from those purchases.

Thank you for your confidence in our team.


/s/ Andrew C. Stevens



"Our goal is to continually improve the

way we execute our process...to provide

high value-added return whatever the

investment environment."



* For definitions of portfolio statistics please reference Notes on Portfolio Statistics on page 50.





                     800.344.1770  *  WWW.ARTISANFUNDS.COM
09
NINE

ARTISAN
SMALL CAP FUND


--- INVESTMENT APPROACH -------------------------------------------------------


Artisan Small Cap Fund pursues long-term capital growth through a diversified portfolio of underfollowed, small growth companies. The Fund strives to identify those companies between
$100 million and $1.5 billion in market capitalization with the greatest prospects for growth. Through intensive research, the Fund determines a company's "intrinsic value" - the price a strategic buyer would pay to own the entire company. In general, the Fund purchases stocks that are currently at a substantial discount to this intrinsic value. Due to the Fund's attention to stock valuations, this strategy is often characterized as "growth-at-a-reasonable-price."


--- PERFORMANCE ---------------------------------------------------------------


Artisan Small Cap Fund weathered the market volatility of the past 12 months to outperform its benchmark index and its peer group for the fiscal year ended June 30, 2000. Artisan Small Cap Fund gained 32.46% for the period while its benchmark index, the Russell 2000 Index, gained 14.32% and the Fund's peer group, the Lipper Small-Cap Core Fund Index, gained 23.62%. Also, the Fund outperformed both its benchmark index and peer group for the six-month period ended June 30, 2000, gaining 10.45%, compared to gains of 3.04% by its index and 8.55% by the peer group.



         GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/95 to 6/30/00)

    +----------------------------- GRAPHIC ------------------------------+
    |         Line chart showing growth to current levels for :          |
    |                                                                    |
    |                   Small Cap        Russel 2000    Lipper Small-Cap |
    |                     Fund              Index       Core Fund Index  |
    |                                                                    |
    |   3/28/95          $10,000           $10,000           $10,000     |
    |   12/95             13,283            12,305            12,193     |
    |   12/96             14,858            14,335            14,474     |
    |   12/97             18,226            17,541            17,692     |
    |   12/98             15,771            17,094            17,049     |
    |   12/99             18,794            20,728            20,488     |
    |   6/00              20,759            21,357            22,240     |
    +--------------------------------------------------------------------+


                 AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/00)

------------------------------------------------------------------------------------
                                                                             Since
Fund / Index                               1-Year           5-Year         Inception
------------------------------------------------------------------------------------
Artisan Small Cap Fund                    32.46%           12.48%           14.88%
------------------------------------------------------------------------------------
Russell 2000 Index                        14.32%           14.25%           15.50%
------------------------------------------------------------------------------------
Lipper Small-Cap Core Fund Index          23.62%           15.72%           16.39%
------------------------------------------------------------------------------------


Artisan Small Cap Fund outperformed its

benchmark index, the Russell 2000 Index,

in each quarter during the fiscal year

ended June 30, 2000.




PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. YEAR-TO-DATE THROUGH AUGUST 18, 2000, ARTISAN SMALL CAP FUND HAD GAINED 5.34%. AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATION, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. Please read it carefully before you invest or send money. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan Small Cap Fund on March 28, 1995 (the date the Fund began operations) with the Russell 2000 Index and the Lipper Small-Cap Core Fund Index. The Russell 2000 Index is an unmanaged, market-weighted index of 2,000 small companies. The Lipper Small-Cap Core Fund Index reflects the net asset weighted return of the 30 largest small-cap core funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.



10
TEN

----------------------------------------------------------- 12 MONTH REVIEW ---


The Fund's performance was achieved in spite of challenging conditions that tested the vigor of our small-cap strategy. As "growth-at-a-reasonable-price" investors, stock valuations play a pivotal role in our security selection. Yet, the market displayed an almost singular focus on technology/Internet securities where valuations were seemingly ignored. Additionally, rising interest rates and the fear of inflation combined to create market volatility that was not rewarding to our broad sector diversification and intrinsic value strategy.

Nonetheless, we adapted and persevered. As we discussed in the Semi-Annual Report dated December 31, 1999, the Fund rallied in late 1999 and finished the year strongly, benefiting significantly, we believe, from our portfolio restructuring activity and the influence of Marina Carlson, who joined the management team in March 1999.

We believe our restructuring tactics strengthened our performance. We sold a number of smaller, less liquid and under-followed stocks, and reduced our exposure to consumer services, a group that tends to be vulnerable in a rising interest rate environment. We also increased our positions in "direct" technology companies, invested in a number of "Old Economy" companies successfully managing the transition to a "New Economy" business model and adhered to a stricter sell trigger on market underperformers. We did not change our investment process, but refined it to allow, we believe, our stock-picking strength to show through.

Holdings that helped the portfolio included these top gainers. Tekelec benefited from the strength in data communications. Apex, Inc. saw the demand for servers in e-commerce grow. Actel Corporation profited from growth in digital products such as DVD players. Also, Medicis Pharmaceutical Corporation reaped the fruits of a strong pipeline in dermatology products.



GOOD IDEAS THAT WORKED            %     GOOD IDEAS AT THE TIME              %
                               ------                                    ------
Tekelec....................... 103.2    Wesco International, Inc. ...... -48.1
Actel Corp..................... 93.4    Wet Seal, Inc. ................. -46.6
Medicis Pharmaceutical Corp.... 85.1    ITT Educational Services, Inc. . -43.1
Apex, Inc...................... 84.2    ShopKo Stores, Inc. ............ -34.6
Veeco Instruments, Inc. ....... 70.8    AVT Corp. ...................... -26.5

For the year ended June 30, 2000, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.


Conversely, a slowing in consumer spending hurt sales at ShopKo Stores, Inc., while retailer
Wet Seal found itself on the wrong side of junior fashion trends. Wesco International experienced slower growth in its industrial and construction markets, ITT Educational Services, Inc., experienced slower enrollment growth and a drop in enterprise phone systems purchases hurt earnings at AVT Corporation.

The Internet offers enticing investment possibilities and we believe our approach to its potential was prudent. In our opinion, we tapped into the Internet's promise without vacating our valuation discipline and exposing the portfolio to what we consider unwelcome risk. Some of our best performers were companies that supply equipment or infrastructure to the Internet, companies such as Com-21, Inc., Tekelec and Galileo Technology Limited. We saw potential in companies such as Bell & Howell Company, Daisytek International Corporation and Penton Media, Inc., which played upon core competencies to participate in the Internet.



(HEAD SHOT)
Carlene Murphy Ziegler
Portfolio Co-Manager



(HEAD SHOT)
Marina T. Carlson
Portfolio Co-Manager


"Our ideas - and behind them, our modes

of thinking - complement each other. We

believe this refines the quality of

thought that determines our investment

decisions."





                     800.344.1770  *  WWW.ARTISANFUNDS.COM

11
ELEVEN

--- PORTFOLIO STRATEGIES ------------------------------------------------------


During the first quarter of 2000, we believed that technology and biotech offered some of the best growth opportunities. However, the valuations in both areas were in our opinion excessive, so we focused on other sectors that we considered less speculative.

The market volatility of March and April led us to what we view as high-quality, growing companies in market sectors that are often considered fairly defensive. Purchases included Duane Reade, Inc., a leading drugstore chain in New York; and Delta & Pine Land Company, the leading manufacturer of genetically enhanced cottonseed.

Additionally, this volatility allowed us to pick up some potentially high-growth tech and biotech related companies at valuations that we viewed as more acceptable. Examples include Clarus Corporation, which provides Internet marketplace software; Invitrogen Corporation, a supplier of test kits to the biotech industry; and Globix Corporation, a leading Internet connectivity provider.

Because we believe technology is a potent area in the economy, we now have about one-third of the portfolio in technology and telecom equipment stocks. For example, companies such as Apex, Inc., Systems & Computer Technology Corporation, Technology Solutions Company and Veeco Instruments, Inc., are Top 10 Holdings. The portfolio's technology weighting is an approximate match to the technology weighting of the Russell 2000 Index.

TOP 10 HOLDINGS

COMPANY NAME                                                                  %
-------------------------------------------------------------------------------
Barr Laboratories, Inc.                                                    2.2
-------------------------------------------------------------------------------
StanCorp Financial Group, Inc.                                             2.0
-------------------------------------------------------------------------------
Apex, Inc.                                                                 1.9
-------------------------------------------------------------------------------
Systems & Computer Technology Corp.                                        1.9
-------------------------------------------------------------------------------
Rayovac Corporation                                                        1.9
-------------------------------------------------------------------------------
Technology Solutions Co.                                                   1.8
-------------------------------------------------------------------------------
Energen Corp.                                                              1.8
-------------------------------------------------------------------------------
Motient Corp.                                                              1.8
-------------------------------------------------------------------------------
Veeco Instruments, Inc.                                                    1.8
-------------------------------------------------------------------------------
Progressive Software Corp.                                                 1.8
-------------------------------------------------------------------------------
TOTAL                                                                     18.9%

As a percentage of total net assets as of June 30, 2000. Portfolio holdings are subject to change.


Our performance through the first two quarters of 2000 reflects our often-stated strategy to attempt to participate meaningfully when small-cap stocks are rising and to try and hold as much of our gain as possible if the market turns down. February and March provide good examples of our strategy in action. In February, small-cap stocks surged ahead; however, much of the gain in the Russell 2000 Index was very narrowly focused in technology and biotech securities. With very little biotech exposure, we looked to our technology holdings to keep the Fund in play and, in our opinion, they did very well, keeping us just off pace.



"We attribute the Fund's out-

performance of its index to our ongoing

restructuring of the portfolio during

the year."



12
TWELVE

------------------------------------------------- PORTFOLIO CHARACTERISTICS ---

March, with its market volatility, provided a sharp contrast. In the second half of the month, as volatility led to significant price declines among high-flying healthcare and technology securities, our relative outperformance compared to the Russell 2000 was largely due in part, we believe, to our valuation discipline which precludes a heavy weighting in momentum-type holdings.

The portfolio restructuring we discussed earlier altered the profile of the portfolio that was presented in the Semi-Annual Report. The number of portfolio holdings was reduced to 73 on June 30, 2000, from 82 on December 31, 1999 and the median market cap rose to $811 million from $764 million. On June 30, 2000, the Fund's Top 10 Holdings represented 18.9% of net assets and our median P/E was 22.6x our 2000 estimates.*

We believe the market is likely to lack direction until the Fed has clearly finished raising rates. This leaves us with what is often described as a "stock picker's market," a good situation for us, because our focus is stock selection as opposed to macro, top-down calls on the economy and the market.



  SECTOR DIVERSIFICATION

SECTOR                 12/31/99       6/30/00          SECTOR                           12/31/99       6/30/00
-----------------------------------------------------------------------------------------------------------------
Basic Materials         4.9%            1.1%           Real Estate Investment Trusts       3.2            1.6
-----------------------------------------------------------------------------------------------------------------
Capital Goods           2.8             1.5            Services
-----------------------------------------------------     Business Services               10.9            8.0
Conglomerates           0.0             0.0               Consumer Services               15.2           15.4
-----------------------------------------------------------------------------------------------------------------
Consumer Cyclical       0.0             0.0            Technology                         21.6           27.5
-----------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclical   5.5             3.6            Telecommunications                  9.6           12.6
-----------------------------------------------------------------------------------------------------------------
Energy                  7.4             6.8            Transportation                      1.4            1.9
-----------------------------------------------------------------------------------------------------------------
Financial               6.5             6.3            Utilities                           1.4            1.8
-----------------------------------------------------------------------------------------------------------------
Healthcare              8.5             9.4            Other assets less liabilities       1.1            2.5
-----------------------------------------------------------------------------------------------------------------
                                                       TOTAL                             100.0%         100.0%
-----------------------------------------------------------------------------------------------------------------

As a percentage of total net assets as of December 31, 1999, and June 30, 2000, respectively.


We are pursuing a few broad themes that extend over different sectors. In addition to our "users of the Internet" theme, we are finding companies that benefit from the trends we see to outsource non-core functions. Other investment themes we are following include the deregulation of the energy markets, the growth in healthcare information technology and companies positioning themselves to supply the expanding biotech industry. As we commented earlier, we continue to see high-quality franchise businesses selling at attractive valuations.

We look forward to another year of investing on your behalf. Thank you for your continued support.


/s/ Carlene M. Ziegler             /s/ Marina T. Carlson




"We believe the current economic

environment plays to our strength.

Simply put, we're stock pickers. That's

where we add value to the process for

our investors."




* For definitions of portfolio statistics please reference Notes on Portfolio Statistics on page 50.



                     800.344.1770  *  WWW.ARTISANFUNDS.COM
13
THIRTEEN

ARTISAN
SMALL CAP VALUE
FUND

--- INVESTMENT APPROACH -------------------------------------------------------

Artisan Small Cap Value Fund pursues long-term capital growth through a diversified portfolio of small company stocks that it believes are undervalued and offer an adequate margin of safety. The Fund invests chiefly in companies with a market capitalization of less than $1.5 billion. The management team looks for stocks that are significantly underpriced in the marketplace. From among these undervalued companies, the Fund looks for those firms that provide an additional margin of safety. It does so through in-depth analysis, looking for financial strength and favorable economics.

--- PERFORMANCE ---------------------------------------------------------------

The Fund returned 4.22% for the twelve months ended June 30, 2000, while its benchmark index, the Russell 2000 Value declined 0.94%. Its peer group, the Lipper Small-Cap Value Fund Index, was up 1.05%. For the six-months ended June 30, 2000, Artisan Small Cap Value Fund rose 4.63%, slightly trailing both the benchmark index that was up 5.85% and its peer group that had a gain of 5.55%.


          GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/97 to 6/30/00)

+--------------------------------- GRAPHIC -----------------------------------+
|              Line chart showing growth to current levels for :              |
|                                                                             |
|               Small Cap     Russel 2000    Lipper Small-Cap    Russel 2000  |
|               Value Fund       Index       Core Fund Index     Value Index  |
|                                                                             |
|   9/29/97      $10,000         $10,000         $10,000           $10,000    |
|   12/97         10,310           9,722           9,841            10,220    |
|   12/98          9,717           9,474           9,180             9,560    |
|   12/99         11,215          11,488           9,301             9,418    |
|   6/00          11,733          11,837           9,818             9,969    |
+-----------------------------------------------------------------------------+


               AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/00)
-------------------------------------------------------------------------------
                                                                        Since
Fund / Index                                           1-Year         Inception
-------------------------------------------------------------------------------
Artisan Small Cap Value Fund                           4.22%            5.97%
-------------------------------------------------------------------------------
Russell 2000 Index                                    14.32%            6.31%
-------------------------------------------------------------------------------
Lipper Small-Cap Value Fund Index                      1.05%           -0.67%
-------------------------------------------------------------------------------
Russell 2000 Value Index                              -0.94%           -0.11%
-------------------------------------------------------------------------------



Artisan Small Cap Value Fund

outperformed its benchmark index during

a 12-month period in which small-cap

value investors faced a nearly

continuous unfavorable investing

environment.



PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. YEAR-TO-DATE THROUGH AUGUST 18, 2000, ARTISAN SMALL CAP VALUE FUND HAD GAINED 9.35%. THE FUND INVESTS IN VALUE STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. Please read it carefully before you invest or send money. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan Small Cap Value Fund on September 29, 1997 (the date the Fund began operations) with the Russell 2000 Index, the Lipper Small-Cap Value Fund Index and the Russell 2000 Value Index. The Russell 2000 Index is an unmanaged, market-weighted index of 2,000 small companies and serves as a proxy for the overall small-cap market. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Fund Index reflects the net asset weighted return of the 30 largest small-cap value funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.




14
FOURTEEN

----------------------------------------------------------- 12 MONTH REVIEW ---


+-----------------------------------------------------------------------------+
|                                                                             |
|                     ARTISAN SMALL CAP VALUE FUND CLOSES                     |
|                         PORTFOLIO CO-MANAGER NAMED                          |
|                                                                             |
|    Artisan Small Cap Value Fund closed to new investors on June 30, 2000,   |
|    after reaching its pre-announced closing level of about $250 million     |
|    in assets under management. Existing shareholders may make additional    |
|    purchases and reinvest dividends and capital gain distributions into     |
|    their accounts.                                                          |
|                                                                             |
|    We believe existing shareholders are best served if we limit Fund        |
|    assets. Generally, we believe that the ability of a small-cap value      |
|    strategy to be successful diminishes as the amount of assets under       |
|    management increases. We purposely selected the $250 million level to    |
|    provide for what we consider manageable asset growth. We believe that    |
|    closing the Fund to new investors will allow additional investments by   |
|    existing shareholders and investors who satisfy new account              |
|    eligibility requirements, yet preserve the integrity of the Fund's       |
|    investment process.                                                      |
|                                                                             |
|    The Fund will accept new accounts from investors who satisfy             |
|    eligibility requirements that are discussed in the Artisan Funds         |
|    prospectus dated October 29, 1999, as supplemented July 1, 2000, in      |
|    the section titled "Who is Eligible to Invest in a Closed Artisan        |
|    Fund?"                                                                   |
|                                                                             |
|    Additionally, on July 1, 2000, James C. Kieffer, CFA, was named          |
|    portfolio co-manager of the Fund, joining Scott C. Satterwhite, who      |
|    has been portfolio manager of the Fund since its inception on            |
|    September 29, 1997. Jim is a Managing Director of Artisan Partners       |
|    Limited Partnership, the Fund's investment adviser, and served as a      |
|    research analyst for the Fund since its inception.                       |
|                                                                             |
+-----------------------------------------------------------------------------+


Artisan Small Cap Value Fund outperformed its benchmark index during a 12-month period in which small-cap value investors faced a nearly continuous unfavorable investing environment. For much of this period we were unable to participate meaningfully in the market as technology, with its inflated valuations, ruled the day.

Despite the market's overall disregard for small-cap value securities, we were active. As the period began, rising interest rates and the underperformance of small-cap value strategies initiated a sell-off of companies in the segment. For the first time in quite a while, we had opportunities to purchase what we considered better quality small-cap value businesses at attractive prices. We found many interesting valuations in sectors considered interest-rate sensitive such as cyclicals and financials.

Among others, we purchased Top 10 Holdings Modine Manufacturing, Carlisle Companies, Inc., and Jacobs Engineering. The sector sell-off also turned our attention to Regal-Beloit, John Nuveen, Champion Enterprises, Intermet, Ralcorp Holdings, Kaydon Company and IPC Holdings.

Many of these companies are considered cyclical and became available at attractive valuations because they failed to display the currently fashionable ingredients for success. We believe that to the market, they lacked the proper industry affiliation - technology - or earnings momentum.




(HEAD SHOT)
Scott C. Satterwhite
Portfolio Co-Manager



(HEAD SHOT)
James C. Kieffer
Portfolio Co-Manager



"Jim and I have invested together, with

a brief hiatus, for over 11 years now,

and believe we are a good team. Jim has

been with Artisan since the beginning of

the Fund, and his promotion is a

well-deserved recognition of the value

he has created here."





                     800.344.1770  *  WWW.ARTISANFUNDS.COM
15
FIFTEEN

--- PORTFOLIO STRATEGIES ------------------------------------------------------


TOP 10 HOLDINGS

COMPANY NAME                                                                  %
-------------------------------------------------------------------------------
Genlyte Group, Inc.                                                        2.7
-------------------------------------------------------------------------------
ADVO, Inc.                                                                 2.7
-------------------------------------------------------------------------------
Mueller Industries, Inc.                                                   2.6
-------------------------------------------------------------------------------
White Mountains Insurance Group, Ltd.                                      2.5
-------------------------------------------------------------------------------
Modine Manufacturing Co.                                                   2.4
-------------------------------------------------------------------------------
EMCOR Group, Inc.                                                          2.4
-------------------------------------------------------------------------------
Carlisle Companies, Inc.                                                   2.4
-------------------------------------------------------------------------------
Hilb, Rogal & Hamilton Company                                             2.3
-------------------------------------------------------------------------------
Cleveland-Cliffs, Inc.                                                     2.2
-------------------------------------------------------------------------------
Jacobs Engineering Group, Inc.                                             2.1
-------------------------------------------------------------------------------
TOTAL                                                                     24.3%

As a percentage of total net assets as of June 30, 2000. Portfolio holdings are subject to change.


Despite the market focus on technology and later biotech, several industries served the portfolio well. One was information technology services (IT), a beaten-down industry that we believed would revive and did. In our view, we gained a diversified slice of the IT industry with Mastech, Metamor Worldwide,
 Complete Business Solutions and Technology Solutions because these firms had different business models, product offerings and target markets.

Energy also helped the portfolio. It seemed to us that natural gas prices were lagging demand and that prices could rise, benefiting reserve owners. As gas supplies tightened, prices did rise and some portfolio holdings approached our price objectives. We took some profits; however, we continued to hold Forest Oil, increased our Cabot Oil & Gas holding and added Tom Brown and Prima Energy to the portfolio. Forest Oil and Tom Brown were top gainers for the 12-month period.


GOOD IDEAS THAT WORKED                      %   GOOD IDEAS AT THE TIME                    %
                                          ----                                          -----
ADVO, Inc. .............................. 93.8  Acceptance Insurance Companies, Inc. .. -66.7
Forest Oil Corp. ........................ 52.8  Aviall, Inc. .......................... -51.9
Tom Brown, Inc. ......................... 52.7  Guilford Mills, Inc. .................. -51.3
Santa Fe Snyder Corp. ................... 43.6  AK Steel Holding Corporation .......... -31.9
Hilb, Rogal & Hamilton Company .......... 41.1  Lincoln Electric Holdings, Inc. ....... -23.3

For the year ended June 30, 2000, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.


Takeovers played a role in the Fund's performance during this 12-month period. Like us, corporate and financial buyers are driven by fundamental factors such as financial resources, market position, cash flow, and management talent. We believe this accounts for a string of takeovers in the portfolio during the year. We feel these buyers recognize the value of fundamentals and their purchases provide some validation that our small-cap value process can be successful without the attention of the general market.

Our portfolio activity since the beginning of the year generally was a continuation of the strategy we discussed in the Semi-Annual Report. We maintained a focus on buying better quality businesses that we believed were selling at attractive valuations and commonly were selling positions that reached our price objectives or subject to merger or acquisition activity.



"Our portfolio activity since the

beginning of the year generally was a

continuation of the strategy we

discussed in the Semi-Annual Report. We

maintained a focus on buying better

quality businesses that we believed were

selling at attractive valuations..."




16
SIXTEEN

------------------------------------------------- PORTFOLIO CHARACTERISTICS ---

This selective approach raised the portfolio's median market capitalization to $353 million on June 30, 2000, from $317 million on December 31, 1999, while the number of holdings in the portfolio decreased to 87 from 92. On June 30, 2000, the Fund's Top Ten Holdings represented 24.3% of net assets, our median P/E was 10.4x our 2000 estimates and our median price/book value was 1.3x.*

The market was highly volatile in the second quarter of 2000. Considering everything, we thought the Fund held up well during this period where expectations shifted fairly dramatically. In April, we sensed a consensus in the market that a continuing strong economy might keep interest rates rising into the fourth quarter. However, as the period ended, we believe that market sentiment shifted, viewing economic activity as weakening fairly quickly with interest rate expectations nearing a peak. In our view earnings expectations, particularly for the more credit-sensitive areas of the economy, are starting to fall.


  SECTOR DIVERSIFICATION

SECTOR                 12/31/99       6/30/00          SECTOR                           12/31/99       6/30/00
-----------------------------------------------------------------------------------------------------------------
Basic Materials         16.8%           16.8%          Real Estate Investment Trusts       1.3            0.6
-----------------------------------------------------------------------------------------------------------------
Capital Goods           14.2            15.6           Services
-----------------------------------------------------     Business Services                4.0            1.5
Conglomerates            0.0             0.0              Consumer Services                4.7            6.7
-----------------------------------------------------------------------------------------------------------------
Consumer Cyclical       13.7            14.9           Technology                          8.7            4.1
-----------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclical    1.5             0.8           Telecommunications                  0.0            0.0
-----------------------------------------------------------------------------------------------------------------
Energy                   5.2            10.4           Transportation                      1.0            0.9
-----------------------------------------------------------------------------------------------------------------
Financial               17.2            19.5           Utilities                           1.1            1.2
-----------------------------------------------------------------------------------------------------------------
Healthcare               0.3             1.7           Other assets less liabilities      10.3            5.3
-----------------------------------------------------------------------------------------------------------------
                                                       TOTAL                             100.0%         100.0%
-----------------------------------------------------------------------------------------------------------------

As a percentage of total net assets as of December 31, 1999, and June 30, 2000, respectively.


From our perspective, several issues need resolution to give small-cap value investors a better investment environment. To us a major issue to be settled is the Federal Reserve's campaign to slow the economy. Will the Fed continue to raise interest rates and be able to engineer a "soft landing" for the economy without applying the restraint that could lead to a general business recession? While the question usually does not receive a truly definitive answer, greater investor certainty regarding interest rate direction should bolster investor confidence.

Another ingredient is a reduction or redirection of the wildly speculative capital that has characterized this market cycle. Even after the recent correction, most market attention remained focused on sectors with high growth expectations. Once this obsession ends, a greater emphasis on true investing fundamentals should follow. Sometime, we believe, earnings visibility will become important and bring attention to the small-cap value market.

We remain optimistic about the small-cap value segment of the market and our portfolio in particular. Thank you for your continued support.


/s/ Scott C. Satterwhite                /s/ James C. Kieffer




"In April, we sensed a consensus in the

market that the continuing strong

economy meant that interest rates might

keep on rising into the fourth quarter.

However, as we ended the period, we

believe that market sentiment shifted..."




* For definitions of portfolio statistics please reference Notes on Portfolio Statistics on page 50.



                     800.344.1770  *  WWW.ARTISANFUNDS.COM
17
SEVENTEEN

ARTISAN
INTERNATIONAL FUND
(ARTIX)

Schedule of Investments - June 30, 2000

                                                                                     Shares          Market
                                                                                      Held           Value
                                                                                  ------------   --------------
COMMON AND PREFERRED STOCKS - 95.4%

AUSTRALIA - 1.8%
  <F1>Cable & Wireless Optus Limited - telecommunication services                  16,150,200     $ 47,810,204
  Commonwealth Bank of Australia - diversified financial services                   2,601,334       41,226,782
                                                                                                 --------------
                                                                                                    89,036,986

BRAZIL - 2.7%
  <F1>Celular CRT Participacoes S.A. - telecommunication services                 130,728,900       57,264,115
  Cia Riograndense Telecomunicacoes - Preferred -
    telecommunication services                                                     93,584,900       31,653,335
  Tele Norte Leste Participacoes S.A. (ADR) - telecommunication services               36,240          856,177
  Tele Sudeste Celular Participacoes S.A. (ADR) - cellular
    telecommunication services                                                         61,900        1,887,950
  Telecomunicacoes Brasileiras S.A. (ADR) - telecommunication services                358,500       34,819,312
  Telecomunicacoes de Sao Paulo S.A. (ADR) - telecommunication services               309,500        5,725,750
                                                                                                 --------------
                                                                                                   132,206,639

CANADA - 7.9%
  <F1>AT&T Canada, Inc.<F2> - telecommunication services                            3,924,400      130,241,025
  Clearnet Communications, Inc.<F2> - Class A - telecommunication services          1,961,500       54,462,274
  <F1>Cognos, Inc.<F2> - computer software                                          1,147,400       47,473,675
  Corus Entertainment, Inc. Class B - multimedia                                    1,394,250       37,211,402
  Nortel Networks Corporation (ADR)<F2> - telecommunication equipment               1,188,300       81,101,475
  Open Text Corporation (ADR) - network software                                      370,400        7,963,600
  Rogers Communications, Inc. - cable television                                      985,300       27,927,929
                                                                                                 --------------
                                                                                                   386,381,380

FINLAND - 1.9%
  Helsingin Puhelin Oyj - telecommunication services                                  273,200       26,760,558
  Nokia Corporation (ADR) - telecommunication equipment                               891,200       44,504,300
  Sonera Corporation Oyj - telecommunication services                                 502,500       22,907,440
                                                                                                 --------------
                                                                                                    94,172,298

FRANCE - 7.0%
  Bouygues S.A. - building and construction                                            35,733       23,880,017
  Club Mediterranee S.A. - recreational centers                                       572,207       77,518,021
  Equant N.V. - telecommunication services                                            673,200       27,353,496



18
EIGHTEEN

--------------------------------------------------- SCHEDULE OF INVESTMENTS ---

                                                                                     Shares          Market
                                                                                      Held           Value
                                                                                  ------------   --------------
FRANCE (Continued)
  Lagardere SCA - diversified operations                                              642,851     $ 49,098,409
  Schneider Electric S.A. - electrical machinery                                      788,389       54,945,298
  SPIR Communication (ADR) - publishing                                                92,325        6,928,018
  Suez-Lyonnaise des Eaux S.A. - building and construction                            422,450       74,007,971
  Unilog S.A. - information technology services                                       267,559       26,029,202
                                                                                                 --------------
                                                                                                   339,760,432

GERMANY - 4.1%
  Dresdner Bank AG - money center banks                                             1,211,050       49,831,786
  Endemann!! Internet AG - internet content                                           107,070        5,059,879
  KDG Investors L.P.<F3> - cable television                                         4,000,000        4,000,000
  ProSieben Media AG - television broadcaster                                         685,395       85,228,683
  Software AG - computer software & services                                          509,532       47,185,690
  United Internet AG -internet content                                                 56,080        6,879,839
                                                                                                 --------------
                                                                                                   198,185,877

HONG KONG  - 2.8%
  China Mobile (Hong Kong) Limited - cellular telecommunication services           15,647,000      137,993,875

INDIA - 0.0%<F4>
  Videsh Sanchar Nigam Ltd. (GDR) - telecommunication services                         35,000          533,750

IRELAND - 0.8%
  Bank of Ireland - commercial bank                                                 6,305,200       39,458,328

ITALY - 5.5%
  Autogrill SPA - restaurants                                                       3,134,050       33,421,521
  Autostrade Concessioni e Construzioni Autostrade SPA -
    transportation services                                                         2,403,700       17,991,337
  Class Editori SPA - publishing                                                    1,140,800       16,707,135
  Gucci Group NV<F2> - apparel manufacturer                                           564,600       53,495,850
  Ifil (Finanziaria di Partecipazioni) SPA - diversified operations                 3,452,850       28,679,005
  Olivetti SPA - telecommunication services                                        17,195,700       62,547,787
  Unicredito Italiano SPA - commercial bank                                        11,498,300       54,996,933
                                                                                                 --------------
                                                                                                   267,839,568

JAPAN - 16.6%
  Asatsu-DK Inc. - advertising agencies                                               684,700       28,070,733
  Banyu Pharmaceutical Co., Ltd. - pharmaceuticals                                  1,965,600       48,072,496
  Canon, Inc. - office automation equipment & computer hardware                       622,000       30,951,983
  Daiwa Securities Group, Inc. - brokerage/investment banking                       1,843,800       24,327,978
  Focus Systems Corporation - network software                                        417,300       16,832,798
  Fujitsu Limited - computer manufacturer/information technology services           2,473,800       85,564,736
  Future Systems Consulting Corporation - consulting services                             120        2,567,268
  NEC Corporation - electronic manufacturer/information technology services         2,310,300       72,506,473
  Nihon Unisys, Ltd. - computer integrated services/
    information technology services                                                   978,700       19,785,228


19
NINETEEN

--- SCHEDULE OF INVESTMENTS ---------------------------------------------------

                                                                                     Shares          Market
                                                                                      Held           Value
                                                                                  ------------   --------------
JAPAN (Continued)
  Nippon Telegraph & Telephone Corporation - integrated telephone services              9,211     $122,402,436
  Nippon Television Network Corporation (Bonus Issue) - television broadcasting        15,850       10,337,119
  Nippon Television Network Corporation - television broadcasting                      25,970       16,888,272
  NTT DoCoMo, Inc. - cellular telecommunication services                                  937       25,344,612
  Promise Co., Ltd. - consumer finance                                              1,188,200       93,842,103
  Takefuji Corporation - consumer finance                                             458,300       55,330,316
  Toho Co., Ltd. - motion pictures & services                                         173,400       29,514,199
  Tokyo Broadcasting System, Inc. - television broadcasting                         2,075,000       89,566,942
  Toyo Information Systems Co., Ltd. - information technology services                603,000       33,473,165
                                                                                                 --------------
                                                                                                   805,378,857

KOREA - 5.7%
  Cheil Communications, Inc. - advertising agencies                                   293,600       38,311,965
  Korea Telecom Corporation - telecommunication services                              374,500       32,982,130
  Korea Telecom Freetel - cellular telecommunication services                         913,842       60,894,114
  Samsung Electronics - semiconductors and telecommunication equipment                319,700      105,799,688
  SK Telecom Co. Ltd. (ADR) - cellular telecommunication services                   1,097,600       39,856,600
                                                                                                 --------------
                                                                                                   277,844,497

LUXEMBOURG- 0.4%
  Audiofina - television                                                              146,623       18,897,440

MEXICO - 0.9%
  Grupo Iusacell S.A. de C.V. (ADR) - cellular telecommunication services             261,000        4,078,125
  Seguros Comercial America - Class B - multi-line insurance                          927,500        3,362,965
  Wal-Mart De Mexico - department stores                                           14,555,000       34,147,928
                                                                                                 --------------
                                                                                                    41,589,018

NETHERLANDS - 4.4%
  ASR Verzekeringsgroep N.V. - multi-line insurance                                   278,000       14,411,585
  KPN N.V. - telecommunication services                                               546,814       24,457,741
  UnitedGlobalCom, Inc.<F2> - cable television                                      2,234,300      104,453,525
  VNU N.V. - publishing                                                               668,850       34,545,629
  Wolters Kluwer N.V. - publishing                                                  1,333,600       35,521,959
                                                                                                 --------------
                                                                                                   213,390,439

NEW ZEALAND - 0.1%
  <F1>Contact Energy Limited - electric utility                                     4,231,500        5,657,239

NORWAY - 0.1%
  P4 Radio Hele Norge ASA - radio stations                                          1,139,600        6,242,200

PORTUGAL - 0.4%
  Portugal Telecom S.A. - telecommunication services                                1,483,000       16,650,052



20
TWENTY

--------------------------------------------------- SCHEDULE OF INVESTMENTS ---

                                                                                     Shares          Market
                                                                                      Held           Value
                                                                                  ------------   --------------
SINGAPORE - 1.7%
  <F1>DBS Group Holdings Limited - money center banks                               4,388,707     $ 56,415,342
  <F1>Overseas Chinese Banking Corporation Ltd. - money center banks                3,957,750       27,271,120
                                                                                                 --------------
                                                                                                    83,686,462
SPAIN - 3.3%
  Altadis, S.A. - tobacco                                                           3,402,988       52,273,740
  Banco Bilbao Vizcaya Argentaris, S.A. - money center bank                         2,766,952       41,341,200
  Banco Santander Central Hispano, S.A. - money center bank                         3,212,000       33,884,800
  Centros Comerciales Pryca, S.A. - retail hypermarkets                             2,060,740       29,491,166
  Promotora de Informaciones S.A. (Prisa) - multimedia                                114,200        2,649,351
                                                                                                 --------------
                                                                                                   159,640,257
SWEDEN - 1.4%
  Pharmacia Corporation<F2> - pharmaceuticals                                       1,211,870       62,638,531
  Utfors AB - telecommunication services                                              304,100        6,723,299
                                                                                                 --------------
                                                                                                    69,361,830
SWITZERLAND - 6.5%
  <F1>ABB Limited - engineering services                                              719,454       86,111,318
  Charles Voegele Holding AG  - retail apparel                                        313,137       61,617,714
  Geberit International AG - building and construction products                        57,359       19,163,033
  Julius Baer Holding AG - Class B - commercial bank                                   14,464       57,189,236
  UBS AG - money center banks                                                         640,450       93,831,637
                                                                                                 --------------
                                                                                                   317,912,938
UNITED KINGDOM - 19.4%
  Abbey National PLC - mortgage banks                                               7,646,200       91,398,755
  Alliance & Leicester PLC - mortgage banks                                         4,150,802       36,113,318
  Cable & Wireless PLC - telecommunication services                                   784,700       13,274,342
  Carlton Communications PLC - television broadcaster                               4,059,600       52,211,925
  Compass Group PLC - food catering                                                 3,268,600       43,052,471
  Diageo PLC - food and beverage producer                                           6,984,700       62,671,485
  <F1>Global TeleSystems, Inc.<F2> - telecommunication services                     5,312,360       64,080,343
  Granada Group PLC - television broadcaster                                       10,575,100      105,607,789
  Kingfisher PLC - retail department store                                          6,607,711       60,138,724
  Lloyds TSB Group PLC - money center bank                                         14,299,623      135,013,349
  Northern Rock PLC - mortgage bank                                                 4,210,344       21,660,278
  NTL Incorporated<F2> - cable television                                           1,041,400       62,353,825
  Reckitt Benckiser PLC - household products                                        3,062,100       34,286,142
  Royal & Sun Alliance Insurance Group PLC - multi-line insurance                   5,840,695       37,515,415
  Saatchi & Saatchi PLC - advertising/media services                               10,091,100       64,944,484
  Schroders PLC - international merchant banking group                              1,098,000       19,737,235
  TI Group PLC - diversified manufacturing operations                                 799,340        4,354,132
  Vodafone AirTouch PLC - cellular telecommunication services                       9,214,953       37,228,190
                                                                                                 --------------
                                                                                                   945,642,202

                                                                                                 --------------
  TOTAL COMMON AND PREFERRED STOCKS (Cost $4,158,898,708)                                        4,647,462,564


21
TWENTY-ONE

--- SCHEDULE OF INVESTMENTS ---------------------------------------------------

                                                                                      Par            Market
                                                                                     Amount          Value
                                                                                 -------------  ---------------
SHORT TERM INVESTMENTS - 5.8%
  Repurchase agreement with State Street Bank and Trust Company,
  5.25%, dated 6/30/00, due 7/3/00, maturity value $281,155,952, collateralized by $153,013,106 market value U.S. Treasury Bond,
  10.625%, due 8/15/2015 and $133,657,650 market value
  U.S. Treasury Bond, 8.875%, due 2/15/2019 (Cost $281,033,000)                  $281,033,000   $  281,033,000
                                                                                                ---------------

TOTAL INVESTMENTS - 101.2% (Cost $4,439,931,708)                                                 4,928,495,564

OTHER ASSETS LESS LIABILITIES - (1.2)%                                                             (57,519,486)
                                                                                                ---------------

TOTAL NET ASSETS - 100.0%(5)                                                                    $4,870,976,078
                                                                                                ===============


<F1> Non-income producing security.
<F2> Principally traded in the United States.
<F3> Private Investment Partnership which is restricted as to resale.
     Valued at cost which approximates market. Acquired March 6, 2000 for $4,000,000. As of June 30, 2000, the Fund is obligated to meet additional capital contributions in the amount of $6,000,000.
<F4> Represents less than 0.1% of total net assets.
<F5> Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt
(GDR) Global Depository Receipt


       The accompanying notes are an integral part of the financial statements.

22
TWENTY-TWO

ARTISAN
INTERNATIONAL FUND

Portfolio Diversification - June 30, 2000


                                                Market Value       Percentage
                                              ----------------    ------------

 Consumer Cyclical                            $ 1,110,982,022           22.8%
 Consumer Non-Cyclical                            295,982,827            6.1%
  Diversified                                     183,385,204            3.8%
  Financial                                     1,028,160,463           21.1%
 Industrial                                       458,759,266            9.4%
 Technology                                       313,140,409            6.4%
 Telecommunications
    (Equipment and Services)                      802,289,579           16.5%
 Utilities                                        454,762,794            9.3%
                                              ----------------     -----------
  TOTAL COMMON AND PREFERRED STOCKS             4,647,462,564           95.4%

  Total short-term investments                    281,033,000            5.8%
                                              ----------------     -----------
  TOTAL INVESTMENTS                             4,928,495,564          101.2%

  OTHER ASSETS LESS LIABILITIES                   (57,519,486)          (1.2%)
                                              ----------------     -----------

  TOTAL NET ASSETS                            $ 4,870,976,078          100.0%
                                              ================     ===========


       The accompanying notes are an integral part of the financial statements.

23
TWENTY-THREE

ARTISAN
MID CAP FUND
(ARTMX)

Schedule of Investments - June 30, 2000

                                                                                         Shares           Market
                                                                                          Held            Value
                                                                                      -------------   --------------
COMMON STOCKS - 95.1%

BASIC MATERIALS - 3.7%
  CHEMICAL MANUFACTURING - 1.2%
    Minerals Technologies, Inc. - synthetic and specialty mineral products                60,700       $  2,792,200

  CONTAINERS & PACKAGING - 2.5%
    <F1>Sealed-Air Corporation - specialty packaging                                      72,800          3,812,900
    <F1>Smurfit Stone Container Corporation - packaging products                         134,200          1,727,825
                                                                                                      --------------
                                                                                                          5,540,725

CAPITAL GOODS - 9.3%
  MISCELLANEOUS CAPITAL GOODS - 7.8%
    AmericanPower Conversion Corporation - uninterruptible power supplies                121,300          4,950,556
    <F1>Capstone Turbine Corporation - electric and heat generator manufacturer            9,300            419,081
    <F1>Mettler-Toledo International, Inc. - precision weighing instruments              114,000          4,560,000
    <F1>SPX Corporation - diversified industrial and electrical products and services     36,000          4,353,750
    <F1>Zebra Technologies Corporation - thermal bar code printer manufacturer            73,900          3,274,694
                                                                                                      --------------
                                                                                                         17,558,081

  SCIENTIFIC & TECHNICAL INSTRUMENTS - 1.5%
    <F1>Varian, Inc. - scientific instruments and equipment                               74,000          3,413,250

CONSUMER CYCLICAL - 3.2%
  APPLIANCE & TOOL - 1.1%
    Danaher Corporation - industrial tools and process/environmental controls             46,900          2,318,619

  AUDIO & VIDEO EQUIPMENT - 1.1%
    Harman International Industries, Inc. - high fidelity audio product manufacturer      41,600          2,537,600

  AUTO & TRUCK PARTS - 1.0%
    <F1>Lear Corporation - independent automotive supplier                               114,600          2,292,000

CONSUMER NON-CYCLICAL - 2.4%
  OFFICE SUPPLIES - 2.4%
    <F1>United Stationers, Inc. - business products wholesaler                           169,500          5,487,563


24
TWENTY-FOUR

--------------------------------------------------- SCHEDULE OF INVESTMENTS ---

                                                                                         Shares           Market
                                                                                          Held            Value
                                                                                      -------------   --------------
ENERGY - 7.2%
  OIL & GAS OPERATIONS - 3.4%
    Devon Energy Corporation - natural gas and exploration company                        55,800       $  3,135,262
    Dynegy, Inc. - independent power producer and energy marketer                         65,000          4,440,313
                                                                                                      --------------
                                                                                                          7,575,575

  OIL WELL SERVICES & EQUIPMENT - 3.8%
    <F1>Nabors Industries, Inc. - contract land drilling services                        112,500          4,675,781
    Weatherford International, Inc. - diversified energy services                        101,000          4,021,063
                                                                                                      --------------
                                                                                                          8,696,844

FINANCIAL - 8.3%
  INSURANCE (ACCIDENT & HEALTH) - 1.8%
    <F1>Wellpoint Health Networks, Inc. - managed healthcare company                      56,800          4,114,450


  INSURANCE (LIFE) - 2.3%
    Lincoln National Corporation - insurance and investment management                    31,200          1,127,100
    ReliaStar Financial Corporation - insurance and annuity provider                      79,200          4,153,050
                                                                                                      --------------
                                                                                                          5,280,150

  INSURANCE (PROPERTY & CASUALTY) - 1.4%
    ACE Limited - insurance and reinsurance products                                     110,000          3,080,000


  INVESTMENT SERVICES - 1.5%
    Neuberger Berman, Inc. - investment management                                        73,800          3,431,700


  S&LS/SAVINGS BANKS - 1.3%
    Charter One Financial, Inc. - savings and loan                                       121,445          2,793,235


HEALTHCARE - 6.8%
  BIOTECHNOLOGY & DRUGS - 6.8%
    <F1>Affymetrix, Inc. - DNA chip technology                                            16,300          2,691,537
    <F1>ALZA Corporation - research based pharmaceutical company                          56,800          3,358,300
    Pe Corporation-Celera Genomics Group - genomic information
      for biological processes                                                            19,500          1,823,250
    <F1>Pharmacopeia, Inc. - drug discovery and chemical development products             44,000          2,040,500
    <F1>Watson Pharmaceuticals, Inc. - development of branded and off-patent
      pharmaceutical products                                                             99,000          5,321,250
                                                                                                      --------------
                                                                                                         15,234,837

REAL ESTATE INVESTMENT TRUSTS - 0.1%
  HealthCare Financial Partners REIT, Inc., 144A - healthcare-related
    real estate investments                                                                9,160            137,400


SERVICES - 5.1%
  BROADCASTING & CABLE TV - 2.0%
    <F1>Adelphia Communications Corporation - cable television operator                   96,022          4,501,031

  BUSINESS SERVICES - 1.8%
    Manpower, Inc. - U.S. and European temporary staffing firm                           124,700          3,990,400

  RETAIL (TECHNOLOGY) - 1.3%
    InterTAN, Inc. - electronics retailer                                                253,400          2,977,450



25
TWENTY-FIVE

--- SCHEDULE OF INVESTMENTS ---------------------------------------------------

                                                                                         Shares           Market
                                                                                          Held            Value
                                                                                      -------------   --------------
TECHNOLOGY - 30.8%
  COMPUTER HARDWARE - 2.5%
    <F1>Handsprng, Inc. - expandable handheld computer manufacturer                       43,500       $  1,174,500
    <F1>MIPS Technologies, Inc. -  Class A - designer of high-performance processors      30,800          1,309,000
    <F1>MIPS Technologies, Inc. -  Class B - designer of high-performance processors      80,200          3,087,700
                                                                                                      --------------
                                                                                                          5,571,200

  COMPUTER SERVICES - 7.1%
    Exodus Communications, Inc. - web hosting services                                    87,200          4,016,650
    <F1>Fiserv, Inc. - administrative processing for financial institutions               86,200          3,728,150
    <F1>Freemarkets, Inc. - online marketplace for industrial parts,
      commodities and services                                                            22,800          1,081,575
    <F1>SunGard Data Systems, Inc. - recordkeeping software and systems
      for investment management                                                          228,000          7,068,000
                                                                                                      --------------
                                                                                                         15,894,375

  ELECTRONIC INSTRUMENTS & CONTROLS - 7.7%
    <F1>Advanced Energy Industries, Inc. - developer of power conversion
      and control systems                                                                 65,000          3,830,937
    Sanmina Corporation - integrated electronic manufacturing services                    54,600          4,668,300
    Tektronix, Inc. - electronic measurement and video-conferencing products              60,900          4,506,600
    <F1>Viasystems Group, Inc. - electronic manufacturing services                       263,900          4,271,881
                                                                                                      --------------
                                                                                                         17,277,718

  SCIENTIFIC & TECHNICAL INSTRUMENTS - 2.4%
    <F1>Veeco Instruments, Inc. - metrology and process equipment manufacturer            74,000          5,420,500

  SEMICONDUCTORS - 7.3%
    <F1>Integrated Device Technology, Inc. - semiconductor designer/
      manufacturer                                                                       112,800          6,753,900
    <F1>National Semiconductor Corporation - semiconductor designer/
      manufacturer                                                                       127,600          7,241,300
    SDL, Inc. - optical components manufacturer                                            8,900          2,538,169
                                                                                                      --------------
                                                                                                         16,533,369

  SOFTWARE & PROGRAMMING - 3.8%
    Allaire Corporation - internet software tools and applications                        78,200          2,873,850
    <F1>Cadence Design Systems, Inc. - electronic design automation provider             119,300          2,430,737
    <F1>Retek, Inc. - web-based software for the retail industry                         101,400          3,244,800
                                                                                                      --------------
                                                                                                          8,549,387

TELECOMMUNICATIONS - 10.7%
  COMMUNICATIONS EQUIPMENT - 2.9%
    <F1>Polycom, Inc. - audio and videoconferencing equipment                             42,800          4,027,213
    Powerwave Technologies, Inc. - power amplifiers for
     wireless communications                                                              55,900          2,459,600
                                                                                                      --------------
                                                                                                          6,486,813

  COMMUNICATION SERVICES - 7.8%
    <F1>Citizens Communications Company - rural telecommunication services               330,900          5,708,025
    Nextlink Communications, Inc. - telecommunication services                            43,400          1,646,488
    <F1>Voicestream Wireless Corporation - telecommunication services                     54,600          6,349,809
    <F1>Western Wireless Corporation - telecommunication services                         69,600          3,793,200
                                                                                                      --------------
                                                                                                         17,497,522


26
TWENTY-SIX

--------------------------------------------------- SCHEDULE OF INVESTMENTS ---

                                                                                       Shares             Market
                                                                                        Held              Value
                                                                                    -------------     --------------
UTILITIES - 7.5%
  ELECTRIC UTILITIES - 2.8%
    Calpine Corporation - power generation facilities                                     42,600       $  2,800,950
    <F1>NRG Energy, Inc. - power generation facilities                                   198,300          3,618,975
                                                                                                      --------------
                                                                                                          6,419,925

  NATURAL GAS UTILITIES - 4.7%
    Keyspan Corporation - energy services                                                 95,000          2,921,250
    Kinder Morgan, Inc. - energy services                                                220,000          7,603,750
                                                                                                      --------------
                                                                                                         10,525,000

TOTAL COMMON STOCKS (Cost $169,901,522)                                                                 213,928,919


WARRANTS - 0.0%
  HealthCare Financial Partners REIT, expires 4/28/01 - (Cost $0)                          3,664                 -


                                                                                         Par
                                                                                       Amount
                                                                                    -------------
SHORT TERM INVESTMENTS - 5.3%
  Repurchase Agreement with State Street Bank and Trust
    Company, 5.25%, dated 6/30/00, due 7/3/00, maturity value
    $11,906,207, collateralized by $12,141,806 market value
    U.S. Treasury Bond, 10.625%, due 8/15/2015, (Cost $11,901,000)                   $11,901,000         11,901,000
                                                                                                      --------------

TOTAL INVESTMENTS - 100.4% (Cost $181,802,522)                                                          225,829,919

OTHER ASSETS LESS LIABILITIES - (0.4)%                                                                     (851,044)
                                                                                                      --------------

TOTAL NET ASSETS - 100.0%<F2>                                                                          $224,978,875
                                                                                                      ==============



<F1> Non-income producing securities.
<F2> Percentages for the various classifications relate to total net assets.


       The accompanying notes are an integral part of the financial statements.

27
TWENTY-SEVEN

ARTISAN
SMALL CAP FUND
(ARTSX)

Schedule of Investments - June 30, 2000

                                                                                       Shares             Market
                                                                                        Held              Value
                                                                                    -------------     --------------
COMMON STOCKS - 97.5%

BASIC MATERIALS - 1.1%
  CONTAINERS & PACKAGING - 1.1%
    AptarGroup, Inc. - pumps, valves and closures for consumer packaging                  75,600       $  2,041,200


CAPITAL GOODS - 1.5%
  AEROSPACE & DEFENSE - 1.5%
  <F1>Alliant Techsystems, Inc. - defense electronics systems                             42,300          2,852,606


CONSUMER NON-CYCLICAL - 3.6%
  CROPS - 1.4%
  Delta & Pine Land Company - cotton and soybean seed producer                           103,500          2,593,969


  OFFICE SUPPLIES - 0.9%
    <F1>Daisytek International Corporation - office products supply distributor          171,100          1,614,756


  PERSONAL & HOUSEHOLD PRODUCTS - 1.3%
    <F1>Playtex Products, Inc. - personal care products                                  222,500          2,517,031


ENERGY - 6.8%
  OIL & GAS OPERATIONS - 3.2%
  <F1>Chieftain International, Inc. - oil and gas exploration and production             117,600          2,241,750
  <F1>Newfield Exploration Company - oil and gas exploration and production               36,300          1,420,237
    Pogo Producing Company - oil and gas exploration and production                      103,030          2,279,539
                                                                                                      --------------
                                                                                                          5,941,526

  OIL WELL SERVICES & EQUIPMENT - 3.6%
    <F1>Newpark Resources, Inc. - oil and gas environmental management                   230,000          2,170,625
      and construction services
  <F1>Pride International, Inc. - oil and gas contract drilling services                 100,300          2,482,425
  <F1>Varco International, Inc. - oil and gas technical services                          89,500          2,080,875
                                                                                                      --------------
                                                                                                          6,733,925

FINANCIAL -  6.3%
INSURANCE (LIFE) - 3.5%
    Reinsurance Group of America, Inc. - life reinsurance writer                          87,400          2,632,925
    StanCorp Financial Group, Inc. - group disability and life insurance                 117,900          3,787,538
                                                                                                      --------------
                                                                                                          6,420,463
  REGIONAL BANKS - 2.8%
    Community First Bankshares, Inc. - North Dakota-based bank
      holding company                                                                    132,600          2,163,037
  <F1>Silicon Valley Bancshares - Silicon Valley-based bank holding company               43,300          1,845,662
    Sterling Bancshares, Inc. - Houston-based bank holding company                       108,300          1,170,994
                                                                                                      --------------
                                                                                                          5,179,693


28
TWENTY-EIGHT

--------------------------------------------------- SCHEDULE OF INVESTMENTS ---

                                                                                       Shares             Market
                                                                                        Held              Value
                                                                                    -------------     --------------
HEALTHCARE - 9.4%
  BIOTECHNOLOGY & DRUGS - 8.5%
    <F1>Barr Laboratories, Inc. - pharmaceutical developer and manufacturer               92,250       $  4,133,953
    <F1>Caremark Rx, Inc. - pharmacy benefit services                                    406,300          2,767,919
    Dexter Corporation - specialty chemicals                                              28,092          1,348,416
    <F1>Invitrogen Corporation - research tools for biotechnology industry                27,200          2,045,525
    <F1>Medicis Pharmaceutical Corporation - specialty pharmaceuticals
      for dermatology                                                                     55,400          3,157,800
    <F1>Pharmaceutical Product Development, Inc. - product development
      services for the pharmaceutical industry                                           111,300          2,337,300
                                                                                                      --------------
                                                                                                         15,790,913

  MEDICAL EQUIPMENT & SUPPLIES - 0.9%
    <F1>SonoSite, Inc. - handheld ultrasonic imaging devices                              56,500          1,627,906

REAL ESTATE INVESTMENT TRUSTS - 1.6%
  HealthCare Financial Partners REIT, Inc., 144A - healthcare-related
    real estate investments                                                              199,320          2,989,800


SERVICES - 23.4%
  BROADCASTING & CABLE TV - 1.5%
    <F1>Spanish Broadcasting System, Inc. - Spanish language radio broadcaster           135,000          2,775,938

  BUSINESS SERVICES - 7.7%
    <F1>Bell & Howell Company - imaging and information services and systems             110,900          2,689,325
    <F1>ChoicePoint, Inc. - risk management services to the insurance industry            59,400          2,643,300
    <F1>F.Y.I., Inc. - document management services                                       90,100          3,035,244
    <F1>Modis Professional Services, Inc. - information technology services              323,990          2,875,411
    <F1>NCO Group, Inc. - accounts receivable management                                 127,600          2,950,750
                                                                                                      --------------
                                                                                                         14,194,030

  PRINTING & PUBLISHING - 2.9%
    <F1>Martha Stewart Living Omnimedia, Inc. - lifestyle publisher
      and merchandiser                                                                   140,160          3,083,520
    Penton Media, Inc. - trade publications and trade shows                               63,300          2,215,500
                                                                                                      --------------
                                                                                                          5,299,020

  RECREATIONAL ACTIVITIES - 1.4%
    <F1>Steiner Leisure Limited - spa service provider                                   115,209          2,606,604

  RESTAURANTS - 1.5%
    Morrison Management Specialists, Inc. - food service to
      healthcare institutions                                                             98,880          2,787,180

  RETAIL (APPAREL) - 1.6%
    <F1>Men's Wearhouse, Inc. - men's fashion retailer                                   133,800          2,985,412

  RETAIL (DRUGS) - 1.4%
    <F1>Duane Reade, Inc. - retail drugstore operator                                    104,000          2,678,000

  RETAIL (SPECIALTY) - 2.6%
    Haverty Furniture Companies, Inc. - home furnishings retailer                        205,400          1,745,900
    <F1>ShopKo Stores, Inc. - discount department stores                                 198,830          3,057,011
                                                                                                      --------------
                                                                                                          4,802,911


29
TWENTY-NINE

--- SCHEDULE OF INVESTMENTS ---------------------------------------------------

                                                                                       Shares             Market
                                                                                        Held              Value
                                                                                    -------------     --------------
SERVICES (Continued)
  RETAIL (TECHNOLOGY) - 1.7%
    <F1>InterTAN, Inc. - consumer electronics retailer                                   272,950       $  3,207,163

  SCHOOLS - 0.8%
    <F1>Career Education Corporation - for-profit post-secondary education provider       28,800          1,396,800

  SECURITY SYSTEMS & SERVICES - 0.3%
    <F1>Interlogix, Inc. - security, fire protection and access control systems           43,510            598,262

TECHNOLOGY - 27.5%
  COMPUTER NETWORKS - 1.4%
    <F1>Globix Corporation - high-end Internet-solutions provider                         85,300          2,500,356

  COMPUTER PERIPHERALS - 1.9%
    <F1>Apex, Inc. - switching systems for client/server computing                        80,800          3,535,000

  COMPUTER SERVICES - 3.2%
    <F1>iGate Capital Corporation - information technology services                      177,500          2,440,625
    <F1>Technology Solutions Company - information technology services                   553,844          3,426,910
                                                                                                      --------------
                                                                                                          5,867,535

  ELECTRONIC INSTRUMENTS & CONTROLS - 3.8%
    <F1>Littelfuse, Inc. - circuit protection devices                                     56,100          2,748,900
    <F1>Manufacturers Services Limited - contract manufacturing
      for the electronics industry                                                        45,000            925,313
    <F1>Rayovac Corporation - battery manufacturer                                       153,600          3,436,800
                                                                                                      --------------
                                                                                                          7,111,013

  SCIENTIFIC & TECHNICAL INSTRUMENTS - 1.8%
    <F1>Veeco Instruments, Inc. - metrology and process equipment manufacturer            45,800          3,354,850

  SEMICONDUCTORS - 4.5%
    <F1>Actel Corporation - programmable logic devices for
      semiconductor manufacturing                                                         60,800          2,774,000
    <F1>Galileo Technology Limited - digital semiconductor devices                       139,635          3,002,152
    <F1>Photronics, Inc. - semiconductor photomasks                                       89,700          2,545,237
                                                                                                      --------------
                                                                                                          8,321,389

  SOFTWARE & PROGRAMMING - 10.9%
    <F1>Aspect Communications Corporation - customer interaction software                 65,500          2,574,969
    <F1>AVT Corporation - computer-telephony solutions                                   186,600          1,376,175
    <F1>Clarus Corporation - web-based procurement software                               69,800          2,713,475
    <F1>Peregrine Systems, Inc. - organizational infrastructure software                  82,750          2,870,391
    <F1>Progress Software Corporation - software application development tools           184,500          3,309,469
    <F1>Structural Dynamics Research Corporation - design automation software            209,200          3,151,075
    <F1>Systems & Computer Technology - information technology outsourcing               172,820          3,456,400
    <F1>Visual Networks, Inc. - network management solutions                              29,400            773,345
                                                                                                      --------------
                                                                                                         20,225,299


30
THIRTY

--------------------------------------------------- SCHEDULE OF INVESTMENTS ---

                                                                                       Shares             Market
                                                                                        Held              Value
                                                                                    -------------     --------------
TELECOMMUNICATIONS - 12.6%
  COMMUNICATION EQUIPMENT - 7.7%
    <F1>Com21, Inc. - cable broadband access products                                    122,300       $  3,057,500
    <F1>Paradyne Networks, Inc. - network access products                                 93,180          3,034,174
    <F1>PC-Tel, Inc. - software-based connectivity solutions                              79,800          3,032,400
    <F1>Spectrian Corporation - wireless communications infrastructure equipment         125,000          2,078,125
    <F1>Tekelec - data network switching and diagnostic systems                           65,340          3,148,571
                                                                                                      --------------
                                                                                                         14,350,770

  COMMUNICATION SERVICES - 4.9%
    <F1>Alamosa PCS Holdings, Inc. - Sprint-branded wireless communications
      services provider                                                                   60,300          1,258,762
    <F1>Clearnet Communications, Inc. - wireless communications services provider         86,250          2,394,785
    <F1>Commonwealth Telephone Enterprises, Inc. - independent local
      phone company                                                                       42,600          2,004,863
    <F1>Motient Corporation - wireless communications services provider                  214,100          3,358,694
                                                                                                      --------------
                                                                                                          9,017,104

TRANSPORTATION - 1.9%
  AIRLINE - 0.5%
    <F1>Atlantic Coast Airlines Holdings, Inc. - regional airline service                 29,300            930,275


  TRUCKING - 1.4%
    Werner Enterprises, Inc. - nationwide truckload carrier                              220,140          2,545,369

UTILITIES - 1.8%
  NATURAL GAS UTILITIES - 1.8%
    Energen Corporation - natural gas distributor                                        156,600          3,415,838
                                                                                                      --------------

TOTAL COMMON STOCKS (Cost $159,072,469)                                                                 180,809,906


WARRANTS - 0.0%
  HealthCare Financial Partners REIT, expires 4/28/01 (Cost $0)                           79,728              -


                                                                                           Par
                                                                                         Amount
                                                                                      -------------
SHORT TERM INVESTMENTS - 3.3%
  Repurchase agreement with State Street Bank and Trust Company,
    5.25%, dated 6/30/00, due 7/3/00, maturity value $6,147,688, collateralized by $6,269,331 market value U.S. Treasury Bond,
    8.875%, due 2/15/19 (Cost $6,145,000)                                             $6,145,000          6,145,000
                                                                                                      --------------

TOTAL INVESTMENTS - 100.8% (Cost $165,217,469)                                                          186,954,906


OTHER ASSETS LESS LIABILITIES - (0.8%)                                                                   (1,562,164)
                                                                                                      --------------

TOTAL NET ASSETS - 100.0%<F2>                                                                          $185,392,742
                                                                                                      ==============



<F1> Non-income producing securities.
<F2> Percentages for the various classifications relate to total net assets.


       The accompanying notes are an integral part of the financial statements.

31
THIRTY-ONE

ARTISAN
SMALL CAP VALUE FUND
(ARTVX)

Schedule of Investments - June 30, 2000

                                                                                       Shares             Market
                                                                                        Held              Value
                                                                                    -------------     --------------
COMMON STOCKS - 94.7%

BASIC MATERIALS - 16.8%
  CHEMICAL MANUFACTURING - 1.7%
    <F1>American Pacific Corporation - specialty chemicals for aerospace and defense     193,100       $  1,086,187
    <F1>CFC International, Inc. - specialty chemical coatings                            100,100            775,775
    Minerals Technologies, Inc. - synthetic & specialty mineral products                  57,100          2,626,600
                                                                                                      --------------
                                                                                                          4,488,562

  CONTAINERS & PACKAGING - 1.4%
    Greif Brothers Corporation, Class A - shipping containers
      and packaging manufacturer                                                         114,700          3,527,025

  FABRICATED PLASTIC & RUBBER - 2.4%
    Carlisle Companies, Inc. - diversified manufacturer of durable products              137,700          6,196,500

  IRON & STEEL - 3.4%
    AK Steel Holding Corporation - flat rolled carbon steel manufacturer                 325,300          2,602,400
    Intermet Corporation - iron and aluminum castings                                    302,300          2,078,312
    Roanoke Electronic Steel Corporation - fabricated steel products                     149,800          1,872,500
    Schnitzer Steel Industries, Inc., Class A - steel scrap processor
      and minimill operation                                                             153,700          2,439,987
                                                                                                      --------------
                                                                                                          8,993,199

  METAL MINING - 2.2%
    Cleveland-Cliffs, Inc. - iron ore supplier                                           222,300          5,738,119

  MISCELLANEOUS FABRICATED PRODUCTS - 5.7%
    <F1>Barnett, Inc. - distributor of plumbing, electrical and hardware products        305,500          3,131,375
    Kaydon Corporation - custom-engineered industrial products                           213,400          4,481,400
    <F1>L.B. Foster Company, Class A - rail and construction supplies manufacturer      189,700            604,669
    <F1>Mueller Industries, Inc. - plumbing products manufacturer                        240,700          6,739,600
                                                                                                      --------------
                                                                                                         14,957,044

CAPITAL GOODS - 15.6%
  AEROSPACE & DEFENSE - 1.0%
    Primex Technologies, Inc. - ordnance & aerospace contractor
      and manufacturer                                                                   122,700          2,699,400

  CONSTRUCTION (SUPPLIES & FIXTURES) - 0.4%
    Insteel Industries, Inc. - steel wire products manufacturer                          159,800            988,762


32
THIRTY-TWO

--------------------------------------------------- SCHEDULE OF INVESTMENTS ---

                                                                                       Shares             Market
                                                                                        Held              Value
                                                                                    -------------     --------------
CAPITAL GOODS (Continued)
  CONSTRUCTION (RAW MATERIALS) - 1.2%
    Centex Construction Products, Inc. - cement and gypsum
      wallboard manufacturer                                                             139,400       $  3,162,637

  CONSTRUCTION SERVICES - 4.5%
    <F1>EMCOR Group, Inc. - mechanical and electrical contractor                         270,500          6,272,219
    <F1>Jacobs Engineering Group, Inc. - engineering and construction                    171,900          5,618,981
                                                                                                      --------------
                                                                                                         11,891,200

  MISCELLANEOUS CAPITAL GOODS - 7.2%
    Briggs & Stratton Corporation - manufacturer of air-cooled gasoline engines          108,700          3,722,975
    Franklin Electric Company - electric motor manufacturer                               21,200          1,436,300
    Lincoln Electric Holdings, Inc. - welding products                                   268,600          3,827,550
    Regal-Beloit Corporation - electrical equipment manufacturer                         302,500          4,858,906
    Smith Investment Company - multi-industry holding company                             16,000            720,000
    Tecumseh Products Company - pump, compressor and engine
      component manufacturer                                                              48,300          1,844,456
    Thomas Industries, Inc. - compressor and vacuum pump manufacturer                    109,800          1,942,087
    Twin Disc, Inc. - heavy-duty power transmission equipment manufacturer                25,500            435,094
                                                                                                      --------------
                                                                                                         18,787,368

  MOBILE HOMES & RVs - 1.3%
    <F1>Champion Enterprises, Inc. - manufactured housing                                226,400          1,103,700
    Fleetwood Enterprises, Inc. - manufactured housing and
      recreational vehicle manufacturer                                                  151,500          2,158,875
                                                                                                      --------------
                                                                                                          3,262,575

CONSUMER CYCLICAL - 14.9%
  APPAREL/ACCESSORIES - 2.9%
    Guilford Mills, Inc. - knit textile fabrics producer                                 307,900          1,308,575
    Kellwood Company - apparel & soft goods manufacturer                                 186,000          3,929,250
    Velcro Industries, N.V. - manufacturer of Velcro brand fasteners                     210,000          2,310,000
                                                                                                      --------------
                                                                                                          7,547,825

  AUTO & TRUCK PARTS - 7.4%
    BorgWarner, Inc. - engineered automotive systems and components                      147,600          5,184,450
    CLARCOR, Inc. - filtration products                                                  273,800          5,441,775
    Modine Manufacturing Co. - heat exchangers and systems manufacturer                  233,600          6,307,200
    Superior Industries International, Inc. - designer & manufacturer
      of motor vehicle parts                                                              94,900          2,443,675
                                                                                                      --------------
                                                                                                         19,377,100

  FOOTWEAR - 1.9%
    Justin Industries, Inc. - western wear and building products                         196,000          4,287,500
    <F1>R.G. Barry Corporation - specialized comfort footwear manufacturer               198,500            769,187
                                                                                                      --------------
                                                                                                          5,056,687
  FURNITURE & FIXTURES - 1.3%
    Chromcraft Revington, Inc. - manufacturer of residential and
      commercial furniture                                                                39,000            453,375
    Kimball International, Inc. - diversified furniture manufacturer                     189,600          2,796,600
                                                                                                      --------------
                                                                                                          3,249,975

  RECREATIONAL PRODUCTS - 1.4%
    Arctic Cat, Inc. - snowmobile and all-terrain vehicle manufacturer                   308,500          3,663,438


33
THIRTY-THREE

--- SCHEDULE OF INVESTMENTS ---------------------------------------------------

                                                                                       Shares             Market
                                                                                        Held              Value
                                                                                    -------------     --------------
CONSUMER NON-CYCLICAL - 0.8%
  FOOD PROCESSING - 0.5%
    <F1>Ralcorp Holdings, Inc. - manufacturer of private label food products              99,300       $  1,216,425

  TOBACCO - 0.3%
    <F1>M&F Worldwide Corporation - flavorings producer                                  146,700            825,188

ENERGY - 10.4%
  OIL & GAS OPERATIONS - 10.4%
    <F1>Barrett Resources Corporation - oil and natural gas exploration/production       110,900          3,375,519
      Cabot Oil & Gas Corporation, Class A - natural gas exploration/production         217,900          4,616,756
    <F1>Forest Oil Corporation - oil and natural gas exploration/production              339,217          5,406,271
    <F1>Nuevo Energy Company - oil and natural gas exploration/production                139,200          2,627,400
    <F1>Prima Energy Corporation - oil and natural gas exploration/production             36,750          1,966,125
    <F1>Pure Resources, Inc. - oil and natural gas exploration/production                 75,789          1,354,728
    <F1>Santa Fe Snyder - oil and natural gas exploration/production                     317,800          3,614,975
    <F1>Tom Brown, Inc. - oil and natural gas exploration                                189,800          4,377,263
                                                                                                      --------------
                                                                                                         27,339,037

FINANCIAL - 19.5%
  CONSUMER FINANCIAL SERVICES - 2.5%
    White Mountains Insurance Group, Ltd. - insurance and mortgage banking                41,100          6,576,000

  INSURANCE (LIFE) - 2.5%
    Annuity and Life RE (Holdings), Ltd. - life and annuity reinsurance                  176,200          4,316,900
    Scottish Annuity & Life Holdings, Ltd. - life and annuity reinsurance                278,300          2,330,763
                                                                                                      --------------
                                                                                                          6,647,663

  INSURANCE (MISCELLANEOUS) - 2.3%
    Hilb, Rogal & Hamilton Company - insurance broker                                    175,800          6,098,063

  INSURANCE (PROPERTY & CASUALTY) - 7.1%
    <F1>Acceptance Insurance Companies - crop insurance                                  124,200            621,000
    <F1>Arch Capital Group, Ltd. - reinsurance products and services                     166,100          2,481,119
    First American Financial Corporation - property title insurer                        192,100          2,749,431
    IPC Holdings, Ltd. - catastrophe reinsurer                                           188,900          2,644,600
    <F1>Markel Corporation - specialty insurance products and services                    19,600          2,775,850
    <F1>PICO Holdings, Inc. - property and casualty insurance                            176,400          2,480,625
    <F1>Stewart Information Services Corporation - property title insurer                329,900          4,824,788
                                                                                                      --------------
                                                                                                         18,577,413
  INVESTMENT SERVICES - 2.0%
    John Nuveen Company - investment management services                                 124,900          5,237,994

  MISCELLANEOUS FINANCIAL SERVICES - 1.0%
    Capital Southwest Corporation - closed-end venture
      capital investment company                                                          40,600          2,476,600


  S&Ls/SAVINGS BANKS - 2.1%
    John Hancock Bank & Thrift Opportunity Fund - closed-end
      investment company                                                                 741,500          4,958,781
    The Somerset Group, Inc. - investment services                                        18,700            409,063
                                                                                                      --------------
                                                                                                          5,367,844


34
THIRTY-FOUR

--------------------------------------------------- SCHEDULE OF INVESTMENTS ---

                                                                                       Shares             Market
                                                                                        Held              Value
                                                                                    -------------     --------------
HEALTHCARE - 1.7%
  HEALTHCARE FACILITIES - 1.7%
    <F1>America Service Group, Inc. - managed healthcare services                         90,100       $  1,847,050
    <F1>Manor Care, Inc. - healthcare service provider                                   179,000          1,253,000
    <F1>National Dentex Corporation - dental laboratory operator                          82,900          1,398,938
                                                                                                      --------------
                                                                                                          4,498,988

REAL ESTATE INVESTMENT TRUSTS - 0.6%
  Asset Investors Corporation - manufactured housing communities                          87,500          1,033,594
  Healthcare Financial Partners REIT, Inc., 144A - healthcare-related
    real estate investments                                                               31,405            471,075
                                                                                                      --------------
                                                                                                          1,504,669

SERVICES - 8.2%
  ADVERTISING - 4.2%
    <F1>ADVO, Inc. - direct mail marketing services                                      165,300          6,942,600
    Grey Advertising, Inc. - advertising agency                                            8,021          4,042,584
                                                                                                      --------------
                                                                                                         10,985,184

  BUSINESS SERVICES - 1.3%
    <F1>Craig Corporation - Class A Preference - movie theatres owner/operator            81,200            309,575
    Midas, Inc. - automotive repair services                                             151,900          3,038,000
                                                                                                      --------------
                                                                                                          3,347,575

  PRINTING & PUBLISHING - 0.6%
    Courier Corporation - book manufacturer                                               59,200          1,672,400


  RETAIL (APPAREL) - 1.9%
    <F1>Footstar, Inc. - athletic and casual footwear retailer                           111,700          3,714,025
    <F1>Polo Ralph Lauren Corporation - premium apparel designer/manufacturer             85,500          1,218,375
                                                                                                      --------------
                                                                                                          4,932,400

  WASTE MANAGEMENT SERVICES - 0.2%
    Sevenson Environmental Services, Inc. - hazardous waste remediation                   37,800            415,800

TECHNOLOGY - 4.1%
  COMPUTER PERIPHERALS - 0.2%
    Astro-Med, Inc. - medical instrumentation/specialty printers                          96,800            532,400

  ELECTRONIC INSTRUMENTS & CONTROLS - 3.5%
    <F1>Genlyte Group, Inc. - commercial, industrial and residential lighting            336,900          7,095,956
    <F1>Powell Industries, Inc. - electrical equipment manufacturer                      208,000          2,028,000
                                                                                                      --------------
                                                                                                          9,123,956

  SOFTWARE & PROGRAMMING - 0.4%
    Timberline Software Corporation - computer software developer                        167,600          1,225,575


35
THIRTY-FIVE

--- SCHEDULE OF INVESTMENTS ---------------------------------------------------

                                                                                       Shares             Market
                                                                                        Held              Value
                                                                                    -------------     --------------
TRANSPORTATION - 0.9%
  MISCELLANEOUS TRANSPORTATION - 0.3%
    <F1>Aviall, Inc. - aviation parts distributor                                        170,430      $     841,498

  TRUCKING - 0.6%
    USFreightways Corporation - global transportation                                     57,700          1,417,256

UTILITIES - 1.2%
  NATURAL GAS UTILITIES - 1.2%
    UGI Corporation - distributor of natural gas, electricity and propane                156,800          3,214,400
                                                                                                      --------------

TOTAL COMMON STOCKS (Cost $243,444,124)                                                                 247,661,744

WARRANTS - 0.0%
  Healthcare Financial Partners REIT, expires 4/28/01 (Cost $0)                           12,562                 -


                                                                                        Par
                                                                                       Amount
                                                                                    -------------
SHORT TERM INVESTMENTS - 5.9%
  Repurchase agreement with State Street Bank and Trust Company,
    5.25%, dated 06/30/2000, due 7/3/2000, maturity value $15,419,743, collateralized by $15,727,994 market value U.S. Treasury Bond,
    10.625% due 08/15/2015 (Cost $15,413,000)                                        $15,413,000         15,413,000
                                                                                                      --------------

Total investments - 100.6% (Cost $258,857,124)                                                          263,074,744


Other assets less liabilities - (0.6%)                                                                   (1,417,740)
                                                                                                      --------------

Total net assets - 100.0%<F2>                                                                          $261,657,004
                                                                                                      ==============


<F1> Non-income producing securities.
<F2> Percentages for the various classifications relate to total net assets.


       The accompanying notes are an integral part of the financial statements.

36
THIRTY-SIX

FINANCIAL STATEMENTS

ARTISAN FUNDS, INC.
STATEMENTS OF ASSETS & LIABILITIES - June 30, 2000


                                                 International          Mid Cap            Small Cap          Small Cap
                                                      Fund                Fund               Fund             Value Fund
                                                ---------------     ---------------     ---------------     ---------------
ASSETS:
Investments in securities, at value             $4,928,495,564       $ 225,829,919       $ 186,954,906       $ 263,074,744
Cash                                                       641                 594                 776                 492
Receivable from investments sold                    36,445,332           6,595,785           2,783,187             392,537
Receivable from forward currency contracts         117,287,872                   -                   -                   -
Receivable from fund shares sold                    59,544,976             671,637             338,850             425,963
Interest receivable                                     40,984               1,735                 896               2,248
Dividends receivable                                 6,046,195              15,003               7,402             266,901
Organizational costs                                     3,660              11,344                   -              15,918
Other assets                                                 -                   -                   -                 847
                                                ---------------     ---------------     ---------------     ---------------
TOTAL ASSETS                                     5,147,865,224         233,126,017         190,086,017         264,179,650


LIABILITIES:
Payable for investments purchased                  149,954,260           7,949,383           4,546,235           1,670,281
Payable for forward currency contracts             117,398,956                   -                   -                   -
Payable for fund shares redeemed                     6,082,782              63,537              19,920             646,804
Payable for organizational costs                         3,660              11,344                   -              15,918
Payable for operating expenses                       2,883,999             122,878             127,120             189,643
Other liabilities                                      565,489                   -                   -                   -
                                                ---------------     ---------------     ---------------     ---------------
TOTAL LIABILITIES                                  276,889,146           8,147,142           4,693,275           2,522,646
                                                ---------------     ---------------     ---------------     ---------------
TOTAL NET ASSETS                                $4,870,976,078       $ 224,978,875       $ 185,392,742       $ 261,657,004
                                                ===============     ===============     ===============     ===============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding              $3,744,328,365       $ 167,168,751       $ 158,422,537       $ 249,669,586
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions                             488,633,769          44,027,397          21,737,437           4,217,620
Accumulated undistributed
  net investment income (loss)                      (2,599,311)                  -                   -             567,242
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions                    640,613,255          13,782,727           5,232,768           7,202,556
                                                ---------------     ---------------     ---------------     ---------------
                                                $4,870,976,078       $ 224,978,875       $ 185,392,742       $ 261,657,004
                                                ===============     ===============     ===============     ===============

SUPPLEMENTARY
INFORMATION:
Net assets
  Investor Shares                               $3,734,813,199       $ 224,978,875       $ 185,392,742       $ 261,657,004
  Institutional Shares                          $1,136,162,879
Number of shares outstanding
  Investor Shares                                  123,846,322           8,158,890          12,617,824          24,611,562
  Institutional Shares                              37,590,641
Net asset value, offering price
 and redemption price per share
  Investor Shares                                       $30.16              $27.57              $14.69              $10.63
  Institutional Shares                                  $30.22
Cost of securities held                         $4,439,931,708       $ 181,802,522       $ 165,217,469       $ 258,857,124



       The accompanying notes are an integral part of the financial statements.

38
THIRTY-EIGHT

ARTISAN FUNDS, INC.
STATEMENTS OF OPERATIONS - For the Year Ended June 30, 2000


                                                 International          Mid Cap            Small Cap          Small Cap
                                                      Fund                Fund               Fund             Value Fund
                                                ---------------     ---------------     ---------------     ---------------
INVESTMENT INCOME:
Interest                                        $    7,040,049         $   331,458        $    226,530         $   645,134
Dividends                                           27,344,688<F1>         317,851             764,256           2,307,077
                                                ---------------     ---------------     ---------------     ---------------
TOTAL INVESTMENT INCOME                             34,384,737             649,309             990,786           2,952,211


EXPENSES:
Advisory fees                                       27,952,915           1,063,517           1,763,380           1,532,665
Transfer agent fees
  Investor Shares                                    4,081,462             183,909             232,376             216,159
  Institutional Shares                                  24,178
Shareholder communications
  Investor Shares                                      465,581              24,928              55,587              43,973
  Institutional Shares                                   7,448
Custodian fees                                       2,211,334              50,446              71,497              55,191
Accounting fees                                         81,083              44,027              43,837              45,634
Professional fees                                      160,330              30,644              31,029              41,614
Registration fees
  Investor Shares                                      618,467              63,642             111,600              70,686
  Institutional Shares                                 227,000
Directors' fees                                         15,000              15,000              15,000              15,000
Organizational costs                                     7,317               5,673              10,396               7,073
Other operating expenses                               140,089               8,706              27,278              15,606
                                                ---------------     ---------------     ---------------     ---------------
TOTAL OPERATING EXPENSES                            35,992,204           1,490,492           2,361,980           2,043,601
                                                ---------------     ---------------     ---------------     ---------------
NET INVESTMENT INCOME (LOSS)                        (1,607,467)           (841,183)         (1,371,194)            908,610

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments                                      762,210,703          18,317,700          47,504,368          10,515,241
  Foreign currency related transactions             (3,264,458)                  -                   -                   -
                                                ---------------     ---------------     ---------------     ---------------
                                                   758,946,245          18,317,700          47,504,368          10,515,241
Net increase (decrease) in unrealized
 appreciation on:
  Investments                                      327,576,193          35,776,647           2,030,693           1,889,663
  Foreign currency related transactions                 29,364                   -                   -                   -
                                                ---------------     ---------------     ---------------     ---------------
                                                   327,605,557          35,776,647           2,030,693           1,889,663
                                                ---------------     ---------------     ---------------     ---------------
NET GAIN (LOSS) ON INVESTMENTS                   1,086,551,802          54,094,347          49,535,061          12,404,904
                                                ---------------     ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      $1,084,944,335         $53,253,164         $48,163,867         $13,313,514
                                                ===============     ===============     ===============     ===============



<F1> Net of foreign taxes withheld of $4,576,229.


       The accompanying notes are an integral part of the financial statements.

39
THIRTY-NINE

ARTISAN FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                         International Fund                        Mid Cap Fund
                                                -----------------------------------     -----------------------------------
                                                      Year                Year                Year                Year
                                                     Ended               Ended               Ended               Ended
                                                    6/30/00             6/30/99             6/30/00             6/30/99
                                                ---------------     ---------------     ---------------     ---------------
OPERATIONS:
Net investment income (loss)                    $   (1,607,467)     $    4,109,783      $     (841,183)     $     (258,932)
Net realized gain (loss) on:
  Investments                                      762,210,703          38,449,100          18,317,700           1,711,886
  Foreign currency related transactions             (3,264,458)           (677,233)                  -                   -
Net increase (decrease) in unrealized
 appreciation on:
  Investments                                      327,576,193          79,783,283          35,776,647           7,469,075
  Foreign currency related transactions                 29,364            (137,818)                  -                   -
                                                ---------------     ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      1,084,944,335         121,527,115          53,253,164           8,922,029

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
  Investor Shares                                   (1,579,375)           (944,186)                  -                   -
  Institutional Shares                              (1,166,198)           (257,100)
Net realized gains on investment transactions:
  Investor Shares                                  (36,202,670)         (6,509,837)         (2,623,181)         (1,185,407)
  Institutional Shares                             (10,501,625)         (1,271,446)
                                                ---------------     ---------------     ---------------     ---------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS           (49,449,868)         (8,982,569)         (2,623,181)         (1,185,407)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES           2,711,977,012         513,780,438         131,029,274          22,802,060
                                                ---------------     ---------------     ---------------     ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          3,747,471,479         626,324,984         181,659,257          30,538,682
Net assets, beginning of period                  1,123,504,599         497,179,615          43,319,618          12,780,936
                                                ---------------     ---------------     ---------------     ---------------
NET ASSETS, END OF PERIOD                       $4,870,976,078      $1,123,504,599      $   224,978,875     $   43,319,618
                                                ===============     ===============     ===============     ===============




       The accompanying notes are an integral part of the financial statements.

40
FORTY

--------------------------------------- STATEMENTS OF CHANGES IN NET ASSETS ---


                                                           Small Cap Fund                       Small Cap Value Fund
                                                -----------------------------------     -----------------------------------
                                                      Year                Year                Year                Year
                                                     Ended               Ended               Ended               Ended
                                                    6/30/00             6/30/99             6/30/00             6/30/99
                                                ---------------     ---------------     ---------------     ---------------
OPERATIONS:
Net investment income (loss)                    $   (1,371,194)     $   (1,330,119)     $      908,610      $     (233,182)
Net realized gain (loss) on:
  Investments                                       47,504,368         (40,422,189)         10,515,241           1,468,035
  Futures contracts                                          -             645,230                   -                   -
Net increase (decrease) in unrealized
 appreciation on:
   Investments                                       2,030,693         (15,181,024)          1,889,663             651,867
                                                ---------------     ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                          48,163,867         (56,288,102)         13,313,514           1,886,720

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income                                       -                    -            (284,790)                  -
Net realized gains on investment transactions               -          (17,843,098)         (3,661,649)         (2,325,801)
                                                ---------------     ---------------     ---------------     ---------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS                    -          (17,843,098)         (3,946,439)         (2,325,801)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM FUND SHARE ACTIVITIES             (37,327,000)         (55,455,086)        174,489,907          31,009,275
                                                ---------------     ---------------     ---------------     ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            10,836,867         (129,586,286)        183,856,982          30,570,194
Net assets, beginning of period                   174,555,875          304,142,161          77,800,022          47,229,828
                                                ---------------     ---------------     ---------------     ---------------
NET ASSETS, END OF PERIOD                       $ 185,392,742       $  174,555,875      $  261,657,004      $   77,800,022
                                                ===============     ===============     ===============     ===============




       The accompanying notes are an integral part of the financial statements.

41
FORTY-ONE

ARTISAN FUNDS, INC.
FINANCIAL HIGHLIGHTS - for a share outstanding throughout each period



                                            Net Asset          Net           Net Realized       Total Income       Dividends
                              Year or         Value        Investment       and Unrealized       (Loss) from        from Net
                               Period       Beginning        Income         Gain (Loss) on       Investment       Investment
                               Ended        of Period        (Loss)          Investments         Operations         Income
                            -------------------------------------------------------------------------------------------------

ARTISAN INTERNATIONAL FUND
                            -------------------------------------------------------------------------------------------------
Investor                      6/30/00       $ 18.67         $ (0.03)<F1>       $ 12.08            $ 12.05          $ (0.02)
Shares                      -------------------------------------------------------------------------------------------------
                              6/30/99         16.25            0.08<F1>           2.62               2.70            (0.04)
                            -------------------------------------------------------------------------------------------------
                              6/30/98         14.48            0.06<F1>           3.04               3.10            (0.20)
                            -------------------------------------------------------------------------------------------------
                              6/30/97         12.08            0.07               2.44               2.51            (0.02)
                            -------------------------------------------------------------------------------------------------
                              6/30/96<F2>     10.00            0.04               2.04               2.08              -
                            -------------------------------------------------------------------------------------------------

                            -------------------------------------------------------------------------------------------------
Institutional                 6/30/00       $ 18.70          $ 0.03<F1>        $ 12.09            $ 12.12          $ (0.06)
Shares                      -------------------------------------------------------------------------------------------------
                              6/30/99         16.26            0.11<F1>           2.62               2.73            (0.05)
                            -------------------------------------------------------------------------------------------------
                              6/30/98         14.48            0.09<F1>           3.04               3.13            (0.22)
                            -------------------------------------------------------------------------------------------------


ARTISAN MID CAP FUND
                            -------------------------------------------------------------------------------------------------
                              6/30/00       $ 16.67         $ (0.18)<F1>       $ 11.91            $ 11.73          $   -
                            -------------------------------------------------------------------------------------------------
                              6/30/99         13.69           (0.16)<F1>          4.41               4.25              -
                            -------------------------------------------------------------------------------------------------
                              6/30/98         10.00           (0.08)              4.56               4.48              -
                            -------------------------------------------------------------------------------------------------
                              6/30/97<F6>     10.00             -                  -                  -                -
                            -------------------------------------------------------------------------------------------------


ARTISAN SMALL CAP FUND
                            -------------------------------------------------------------------------------------------------
                              6/30/00       $ 11.09         $ (0.10)<F1>        $ 3.70             $ 3.60          $   -
                            -------------------------------------------------------------------------------------------------
                              6/30/99         14.66           (0.08)             (2.53)             (2.61)             -
                            -------------------------------------------------------------------------------------------------
                              6/30/98         15.11           (0.10)              2.23               2.13              -
                            -------------------------------------------------------------------------------------------------
                              6/30/97         14.67           (0.04)              1.55               1.51              -
                            -------------------------------------------------------------------------------------------------
                              6/30/96         11.52           (0.07)              3.32               3.25              -
                            -------------------------------------------------------------------------------------------------


ARTISAN SMALL CAP VALUE FUND
                            -------------------------------------------------------------------------------------------------
                              6/30/00       $ 10.59          $ 0.06<F1>         $ 0.36             $ 0.42          $ (0.03)
                            -------------------------------------------------------------------------------------------------
                              6/30/99         11.37           (0.03)             (0.21)<F7>         (0.24)             -
                            -------------------------------------------------------------------------------------------------
                              6/30/98<F8>     10.00           (0.03)              1.40               1.37              -
                            -------------------------------------------------------------------------------------------------



<F1> Computed based on average shares outstanding.
<F2> For the period from commencement of operations (December 28, 1995) through
     June 30, 1996.
<F3> Not annualized.
<F4> Annualized.
<F5> The ratios of expenses to average net assets and net investment loss to average net assets exclude fees paid by the Adviser. Absent fees paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30, 1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.


       The accompanying notes are an integral part of the financial statements.

42
FORTY-TWO

                                                                                                         Ratio of Net
                            Distributions                 Net Asset            Net Assets    Ratio of     Investment
                              from Net                       Value               End of      Expenses    Income (Loss)   Portfolio
                              Realized        Total          End       Total     Period     to Average    to Average     Turnover
                               Gains      Distributions   of Period   Return   (millions)   Net Assets    Net Assets       Rate
                            -------------------------------------------------------------------------------------------------------

ARTISAN INTERNATIONAL FUND
                            -------------------------------------------------------------------------------------------------------
Investor                     $ (0.54)       $ (0.56)      $ 30.16     65.6%     $3,734.8       1.27%       (0.10%)        99.02%
Shares                         (0.24)         (0.28)        18.67      17.4        943.9       1.38          0.59         79.41
                            -------------------------------------------------------------------------------------------------------
                               (1.13)         (1.33)        16.25      24.1        414.5       1.45          0.37        109.42
                            -------------------------------------------------------------------------------------------------------
                               (0.09)         (0.11)        14.48      20.9        449.2       1.61          1.07        103.66
                            -------------------------------------------------------------------------------------------------------
                                 -              -           12.08      20.8<F3>     71.5       2.50<F4>      1.60<F4>     57.00<F3>
                            -------------------------------------------------------------------------------------------------------

                            -------------------------------------------------------------------------------------------------------
Institutional                $ (0.54)       $ (0.60)      $ 30.22      66.0%    $1,136.2       1.08%         0.09%        99.02%
Shares                      -------------------------------------------------------------------------------------------------------
                               (0.24)         (0.29)        18.70      17.6        179.6       1.17          0.68         79.41
                            -------------------------------------------------------------------------------------------------------
                               (1.13)         (1.35)        16.26      24.4         82.6       1.25          0.68        109.42
                            -------------------------------------------------------------------------------------------------------



ARTISAN MID CAP FUND
                            -------------------------------------------------------------------------------------------------------
                             $ (0.83)       $ (0.83)      $ 27.57      72.9%     $ 225.0       1.40%        (0.79%)      245.69%
                            -------------------------------------------------------------------------------------------------------
                               (1.27)         (1.27)        16.67      35.8         43.3       2.00<F5>     (1.13)<F5>   202.84
                            -------------------------------------------------------------------------------------------------------
                               (0.79)         (0.79)        13.69      46.1         12.8       2.00<F5>     (0.77)<F5>   235.65
                            -------------------------------------------------------------------------------------------------------
                                 -              -           10.00       0.0<F3>      1.8       0.00<F4>      0.00<F4>      0.00<F3>
                            -------------------------------------------------------------------------------------------------------


ARTISAN SMALL CAP FUND
                            -------------------------------------------------------------------------------------------------------
                             $  -           $   -         $ 14.69      32.5%     $ 185.4       1.35%        (0.79%)      193.76%
                            -------------------------------------------------------------------------------------------------------
                               (0.96)         (0.96)        11.09     (17.0)       174.6       1.37         (0.67)       155.38
                            -------------------------------------------------------------------------------------------------------
                               (2.58)         (2.58)        14.66      14.7        304.1       1.33         (0.74)       134.67
                            -------------------------------------------------------------------------------------------------------
                               (1.07)         (1.07)        15.11      11.3        267.8       1.41         (0.73)        87.18
                            -------------------------------------------------------------------------------------------------------
                               (0.10)         (0.10)        14.67      28.3        400.0       1.52         (0.75)       105.19
                            -------------------------------------------------------------------------------------------------------


ARTISAN SMALL CAP VALUE FUND
                            -------------------------------------------------------------------------------------------------------
                             $ (0.35)       $ (0.38)      $ 10.63       4.2%     $ 261.7       1.35%         0.60%        38.19%
                            -------------------------------------------------------------------------------------------------------
                               (0.54)         (0.54)        10.59      (1.0)        77.8       1.66         (0.45)        49.29
                            -------------------------------------------------------------------------------------------------------
                                 -              -           11.37      13.7<F3>     47.2       1.93<F4>     (0.50)<F4>    52.58<F3>
                            -------------------------------------------------------------------------------------------------------



<F6> For the period from commencement of operations (June 27, 1997) through
     June 30, 1997.
<F7> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
<F8> For the period from commencement of operations (September 29, 1997)
     through June 30, 1998.



       The accompanying notes are an integral part of the financial statements.

43
FORTY-THREE

ARTISAN FUNDS, INC.
Notes to Financial Statements - June 30, 2000

(1)  ORGANIZATION:

     Artisan Funds, Inc. ("Artisan Funds" ) was incorporated on January
     5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of four open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"): Artisan International Fund ("International Fund"), Artisan Mid Cap Fund ("Mid Cap Fund"), Artisan Small Cap Fund ("Small Cap Fund") and Artisan Small Cap Value Fund ("Small Cap Value Fund"). International Fund, Mid Cap Fund, Small Cap Fund, and Small Cap Value Fund commenced operations on December 28, 1995, June 27, 1997, March 28, 1995 and September 29, 1997, respectively.

     The International Fund and Mid Cap Fund began offering two classes of capital shares effective July 1, 1997 and July 1, 2000, respectively. The share classes for International Fund and Mid Cap Fund were renamed to Investor Shares and Institutional Shares effective April 27, 2000. The share classes for Small Cap Fund and Small Cap Value Fund were renamed to Investor Shares effective July 1, 2000. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

     The International Fund Investor Shares, International Fund
     Institutional Shares, Mid Cap Fund Investor Shares, Small Cap Fund and Small Cap Value Fund each have an indefinite number of shares authorized with a $0.01 par value.


(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on theprincipal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or which management believes that the latest sales or bid price is not reflective of the fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

         The International Fund, Mid Cap Fund, Small Cap Fund and Small
         Cap Value Fund each own certain securities which are valued at their fair value as determined using procedures established by the Fund's Board of Directors, aggregating $4,000,000, $137,400, $2,989,800 and
         $471,075, respectively, representing 0.1%, 0.1%, 1.6% and 0.2%, respectively, of the net assets of each of the Funds.


44
FORTY-FOUR

------------------------------------- NOTES TO FINANCIAL STATEMENTS (CONT.) ---


     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

         The International Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Futures Contracts - Each Fund is authorized to enter into futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested and there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position and there is a risk that the counterparty to the futures contract will not be able to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     (f) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (g) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.


45
FORTY-FIVE

--- NOTES TO FINANCIAL STATEMENTS (CONT.) -------------------------------------


(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund pays a monthly management fee to the Adviser as follows:

             Average Daily Net Assets                Annual Rate
            --------------------------              -------------
              Less than $500 million                   1.000%
              $500 million to $750 million             0.975%
              $750 million to $1 billion               0.950%
              Greater than $1 billion                  0.925%

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has undertaken to reimburse the Mid Cap Fund, Small Cap Fund, and Small Cap Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets annually, and the International Fund for ordinary operating expenses in excess of 2.50% of average net assets annually.

     Each director who is not an interested person of Artisan Funds, Inc. or Artisan Partners Limited Partnership receives an annual retainer fee of $5,000 per Fund, plus reimbursement of expenses related to their duties as a director of Artisan Funds, Inc.


(4)  ORGANIZATIONAL COSTS:
     Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Funds over the same time period.


46
FORTY-SIX

------------------------------------- NOTES TO FINANCIAL STATEMENTS (CONT.) ---


(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds, Inc. is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $50 million. Artisan Funds, Inc. pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. Maximum borrowings under the line of credit for the fiscal year ended June 30, 2000 were as follows:

               Fund                          Maximum Borrowings
               -----                         -------------------
               International Fund                         -
               Mid Cap Fund                               -
               Small Cap Fund                    $1,826,682
               Small Cap Value Fund                       -

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended June 30, 2000 were as follows:

         Fund                   Security Purchases      Security Sales
         -----                  --------------------    ----------------
         International            $5,278,134,639        $2,808,257,546
         Mid Cap                     372,900,210           255,219,315
         Small Cap                   330,491,998           371,457,107
         Small Cap Value             213,752,064            54,372,255


47
FORTY-SEVEN

--- NOTES TO FINANCIAL STATEMENTS (CONT.) -------------------------------------


(7)  FUND SHARE ACTIVITIES:

     Capital share transactions for the Funds were as follows:


                                                                International Fund
                                                       -----------------------------------
                                                           Investor         Institutional         Mid Cap
FISCAL YEAR ENDED JUNE 30, 2000                             Shares              Shares             Fund
-----------------------------------------------------  ----------------    ---------------    ---------------
Proceeds from shares issued                             $3,361,034,086      $ 732,197,055      $ 156,775,953
Net asset value of shares issued in
 reinvestment of distributions                              35,772,431         11,657,657          2,587,556
Cost of shares redeemed                                 (1,386,071,200)       (42,613,017)       (28,334,235)
                                                       ----------------    ---------------    ---------------
Net increase (decrease) from fund share activities      $2,010,735,317      $ 701,241,695      $ 131,029,274
                                                       ================    ===============    ===============


                                                                              Small Cap         Small Cap
FISCAL YEAR ENDED JUNE 30, 2000                                                 Fund            Value Fund
-----------------------------------------------------                      ---------------    ---------------
Proceeds from shares issued                                                 $  40,911,154      $ 224,777,188
Net asset value of shares issued in
 reinvestment of distributions                                                          -          3,681,445
Cost of shares redeemed                                                       (78,238,154)       (53,968,726)
                                                                           ---------------    ---------------
Net increase (decrease) from fund share activities                          $ (37,327,000)     $ 174,489,907
                                                                           ===============    ===============



                                                                International Fund
                                                       -----------------------------------
                                                           Investor         Institutional         Mid Cap
FISCAL YEAR ENDED JUNE 30, 2000                             Shares              Shares             Fund
-----------------------------------------------------  ----------------    ---------------    ---------------
Shares sold                                                121,721,356         28,963,140          6,614,713
Shares issued from reinvestment of distributions             1,613,817            525,593            142,017
Shares redeemed                                            (50,050,726)        (1,500,866)        (1,195,955)
                                                       ----------------    ---------------    ---------------
Net increase (decrease) in capital shares                   73,284,447         27,987,867          5,560,775
                                                       ================    ===============    ===============


                                                                              Small Cap         Small Cap
FISCAL YEAR ENDED JUNE 30, 2000                                                 Fund            Value Fund
-----------------------------------------------------                      ---------------    ---------------
Shares sold                                                                     3,079,071         22,250,750
Shares issued from reinvestment of distributions                                        -            375,264
Shares redeemed                                                                (6,201,323)        (5,359,491)
                                                                           ---------------    ---------------
Net increase (decrease) in capital shares                                      (3,122,252)        17,266,523
                                                                           ===============    ===============


48
FORTY-EIGHT

------------------------------------- NOTES TO FINANCIAL STATEMENTS (CONT.) ---


                                                                International Fund
                                                       -----------------------------------
                                                           Investor         Institutional         Mid Cap
FISCAL ENDED JUNE 30, 1999                                  Shares              Shares             Fund
-----------------------------------------------------  ----------------    ---------------    ---------------
Proceeds from shares issued                             $  808,115,881      $ 108,430,376      $  31,529,435
Net asset value of shares issued in
 reinvestment of distributions                               7,211,053          1,448,132          1,156,779
Cost of shares redeemed                                   (376,463,582)       (34,961,422)        (9,884,154)
                                                       ----------------    ---------------    ---------------
Net increase (decrease) from fund share activities      $  438,863,352      $  74,917,086      $  22,802,060
                                                       ================    ===============    ===============


                                                                              Small Cap         Small Cap
FISCAL YEAR ENDED JUNE 30, 1999                                                 Fund            Value Fund
-----------------------------------------------------                      ---------------    ---------------
Proceeds from shares issued                                                 $  41,079,632      $  57,373,478
Net asset value of shares issued in
  reinvestment of distributions                                                17,337,992          2,161,775
Cost of shares redeemed                                                      (113,872,710)       (28,525,978)
                                                                           ---------------    ---------------
Net increase (decrease) from fund share activities                          $ (55,455,086)     $  31,009,275
                                                                           ===============    ===============



                                                                International Fund
                                                       -----------------------------------
                                                           Investor         Institutional         Mid Cap
FISCAL ENDED JUNE 30, 1999                                  Shares              Shares             Fund
-----------------------------------------------------  ----------------    ---------------    ---------------
Shares sold                                                 47,804,591          6,392,854          2,275,136
Shares issued from reinvestment of distributions               558,569            112,258            105,353
Shares redeemed                                            (23,304,036)        (1,985,942)          (715,659)
                                                       ----------------    ---------------    ---------------
Net increase (decrease) in capital shares                   25,059,124          4,519,170          1,664,830
                                                       ================    ===============    ===============


                                                                              Small Cap         Small Cap
FISCAL YEAR ENDED JUNE 30, 1999                                                 Fund            Value Fund
-----------------------------------------------------                      ---------------    ---------------
Shares sold                                                                     3,778,821          6,026,910
Shares issued from reinvestment of distributions                                1,753,078            253,135
Shares redeemed                                                               (10,534,310)        (3,088,372)
                                                                           ---------------    ---------------
Net increase (decrease) in capital shares                                      (5,002,411)         3,191,673
                                                                           ===============    ===============



49
FORTY-NINE

--- NOTES TO FINANCIAL STATEMENTS (CONT.) -------------------------------------


(8)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:


                                                    Aggregate          Aggregate               Net
                                                      Gross              Gross             Unrealized
                                                   Unrealized          Unrealized         Appreciation/
                                 Cost of          Appreciation        Depreciation       (Depreciation)
     Fund                      Securities        on Investments      on Investments      on Investments
     -------------------    ----------------    ----------------    ----------------    ----------------
     International           $4,440,590,636       $ 654,601,215     $ (166,696,287)       $ 487,904,928
     Mid Cap                    184,515,105          44,186,801         (2,871,987)          41,314,814
     Small Cap                  167,122,105          33,658,527        (13,825,726)          19,832,801
     Small Cap Value            258,935,481          27,838,510        (23,699,247)           4,139,263


     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. Certain Funds also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Losses from foreign currency related transactions for the International Fund of $2,710,395 from November 1, 1999 to June 30, 2000 are not recognized for federal income tax purposes until fiscal 2001.

     The Small Cap Fund utilized $29,613,980 in capital loss carryforwards and $9,559,925 in Post-October Losses during the fiscal year ended June 30, 2000.


(9)  OTHER TAX INFORMATION (UNAUDITED):
     For the year ended June 30, 2000, ordinary income distributions paid by Mid Cap Fund and Small Cap Value Fund, of 3% and 25%, respectively, are eligible for the dividend received deduction available to corporate shareholders.

     Each Fund hereby designates the following amounts as long term capital gain distributions for purposes of the dividends paid deduction.

                                          Long Term Capital Gains
                                         -------------------------
          International Fund                   $55,751,437
          Mid Cap Fund                             465,148
          Small Cap Fund                           401,030
          Small Cap Value Fund                     264,152

     The amounts above include earnings and profits distributed to shareholders on redemptions of fund shares.

+-----------------------------------------------------------------------------+
|                       NOTES ON PORTFOLIO STATISTICS                         |
|    The letters to shareholders included in this annual report include       |
|    statistical information about the portfolios of each of the Artisan      |
|    Funds. That information is as of June 30, 2000, it varies with changes   |
|    in a Fund's portfolio investments.                                       |
|                                                                             |
|                               DEFINITIONS                                   |
|    The MEDIAN MARKET CAP provides a measure of the market capitalization    |
|    value of the companies in a portfolio. An equal number of companies in   |
|    the portfolio have a market capitalization higher than the median and    |
|    an equal number have a market capitalization lower than the median.      |
|    The WEIGHTED AVERAGE GROWTH RATE measures the growth of earnings per     |
|    share for each stock in a portfolio over the next 12 months divided by   |
|    the reported earnings per share over the last 12 months, weighted by     |
|    the size of each stock's position within the portfolio. The WEIGHTED     |
|    AVERAGE P/E RATIO measures the average of the ratios of portfolio        |
|    stock prices divided by each stock's earnings per share, weighted by     |
|    the size of each stock's position within the portfolio. The MEDIAN       |
|    PRICE/BOOK VALUE measures the median ratio of portfolio stock prices     |
|    to each stock's book value of equity per share. The MEDIAN P/E RATIO     |
|    measures the median ratio of portfolio stock prices to each stock's      |
|    earnings per share.                                                      |
|                                                                             |
+-----------------------------------------------------------------------------+


50
FIFTY

(PricewaterhouseCoopers Logo)
------------------------------------------+------------------------------------
                                          | PricewaterhouseCoopers LLP
                                          | 100 East Wisconsin Avenue
                                          | Suite 1500
                                          | Milwaukee, WI 53202
                                          | Telephone (414) 212 1600



                   REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan International Fund, Artisan Mid Cap Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund (constituting Artisan Funds, Inc., hereafter referred to as the "Funds") at June 30, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP


July 20, 2000


51
FIFTY-ONE

(Artisan Logo)                                              +-----------------+
ARTISAN FUNDS                                               |                 |
P.O. BOX 8412                                               |    PRSRT STD    |
BOSTON, MA  02266-8412                                      |   U.S. POSTAGE  |
                                                            |      PAID       |
800.344.1770                                                |  MILWAUKEE, WI  |
WWW.ARTISANFUNDS.COM                                        | PERMIT NO. 4134 |
                                                            |                 |
                                                            +-----------------+


8/25/00 - A0026

                               (ARTISAN LOGO)
                                   ANNUAL
                                   REPORT
                               June 30, 2000


                        Artisan International Fund
                           Institutional Shares

--- TABLE OF CONTENTS ---------------------------------------------------------


      TABLE OF CONTENTS

      LETTER TO SHAREHOLDERS................................................. 2
      SCHEDULE OF INVESTMENTS................................................ 6
      STATEMENT OF ASSETS & LIABILITIES..................................... 12
      STATEMENT OF OPERATIONS............................................... 13
      STATEMENTS OF CHANGES IN NET ASSETS................................... 14
      FINANCIAL HIGHLIGHTS.................................................. 15
      NOTES TO FINANCIAL STATEMENTS......................................... 16
      REPORT OF INDEPENDENT ACCOUNTANTS..................................... 20
















ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA  02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan International Fund, Institutional Shares. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information on Institutional Shares of the Fund including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the Fund's portfolio manager as of June 30, 2000. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD. Date of first use: 8/28/00.






                   800.399.1770  *  ARTISAN FUNDS, INC.

ARTISAN
INTERNATIONAL FUND
INSTITUTIONAL SHARES
(A Series of Artisan Funds, Inc.)

------------------------------------------------------- INVESTMENT APPROACH ---

The Fund seeks to provide investors with diversified exposure to the international equity markets, across capitalizations and regions, with a focus on well-managed growth companies. Because foreign markets may provide investors with growth opportunities that are distinct from those in the U.S., we look to identify attractive growth themes. Once identified, we combine intensive fundamental analysis with extensive international travel to find companies that appear well-positioned to capitalize on these themes. Important company criteria include sustainable growth, reasonable valuation, strong industry presence and effective management with a focus on shareholder value. We pick our stocks one-at-a-time. As a result, we make no effort to mimic the composition of any index.

--------------------------------------------------------------- PERFORMANCE ---

Despite volatile overseas markets, Artisan International Fund gained 5.92% during the six months ended June 30, 2000, finishing well ahead of its benchmark, the EAFE Index, which lost 4.06% through mid-year. For the year ended June 30, 2000, the Fund was up 65.97%, outdistancing the EAFE Index, which returned a solid 17.16% over the same 12-month period.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 6/30/00)

    +----------------------------- GRAPHIC ------------------------------+
    |         Line chart showing growth to current levels for :          |
    |                                                                    |
    |                 International      EAFE      Lipper International  |
    |                     Fund           Index          Fund Index       |
    |                                                                    |
    |   12/28/95         $10,000        $10,000           $10,000        |
    |      12/96          13,437         10,605            11,472        |
    |      12/97          13,913         10,793            12,303        |
    |      12/98          18,436         12,952            13,861        |
    |      12/99          33,491         16,444            19,105        |
    |       6/00          35,474         15,766            18,320        |
    +--------------------------------------------------------------------+



                  AVERAGE ANNUAL TOTAL RETURNS (as of 6/30/00)

----------------------------------------------------------------------------------------------------
                                                                                             Since
Fund / Index                                               1-Year           3-Year         Inception
----------------------------------------------------------------------------------------------------
Artisan International Fund - Institutional Shares          65.97%           34.34%           32.39%
----------------------------------------------------------------------------------------------------
EAFE Index                                                 17.16%           10.16%           10.63%
----------------------------------------------------------------------------------------------------
Lipper International Fund Index                            23.63%           11.89%           14.36%
----------------------------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. YEAR-TO-DATE THROUGH AUGUST 18, 2000, ARTISAN INTERNATIONAL FUND'S INSTITUTIONAL SHARES HAD GAINED 1.93%. IN 1999, THE FUND'S PERFORMANCE WAS ACHIEVED DURING A PERIOD OF UNUSUALLY FAVORABLE MARKET CONDITIONS. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. SUCH PERFORMANCE MAY NOT BE SUSTAINABLE. IN TIMES OF MARKET VOLATILITY THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENT ACCOUNTING METHODS, WHICH ARE DISCUSSED IN THE PROSPECTUS. Please read it carefully before you invest or send money. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in the Artisan International Fund Investor Shares on December 28, 1995 (the date the Fund began operations) to June 30, 1997, and in the Institutional Shares from July 1, 1997 to June 30,2000, with the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index and the Lipper International Fund Index. EAFE performance, when used in comparison to the Fund's inception date, is calculated starting 12/31/95. The EAFE Index is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund Index reflects the net asset weighted return of the 30 largest international funds including Artisan International Fund. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

----------------------------------------------------------- 12 MONTH REVIEW ---


Given the volatility seen in overseas markets over the 12 months ended June 30, 2000, investors must have felt as though they were on a roller coaster ride for much of the Fund's fiscal year. In this review, we'll provide you with some context for events that drove overseas markets during our fiscal year, discuss some portfolio strategies we employed to combat volatility and review where the portfolio stood on June 30, 2000.


LAST 6 MONTHS OF 1999
While 1999's third quarter brought rather mixed market movements, with many developed markets rising, and most of the emerging markets correcting - many significantly; the fourth quarter of 1999 saw European stock markets rise on a wave of optimism about the economic outlook and continued enthusiasm for telecom shares. Leading indices hit new record peaks in numerous European markets. Investors appeared impressed by a European Commission report forecasting strong economic growth. A reversal in "doomsday" predictions concerning the millennium computer bug seemed to allay investors fears across the globe as no significant disruption was expected.

The fourth quarter was not without its share of newsworthy events. The Euro approached parity with the dollar. Wireless shares surged as investors paid attention to the potential for revenue and profit growth exhibited by NTT DoCoMo's success with their I-mode service, which allows users to access the Internet through cellular phones. Mannesmann's rejection of Vodafone's takeover offer set the stage for the world's largest takeover battle. In this context, Artisan International Fund achieved two of its three highest monthly returns (November and December) since inception. A strong fourth quarter helped to propel the EAFE Index to its highest one-year return since 1993.


FIRST 6 MONTHS OF 2000
After three consecutive months of strong performance, international markets took a breather in January.reflecting in part the uncertainty in U.S. markets over interest rates and possibly due to some profit taking after 1999's particularly strong 4th quarter.but roared back to life in February. The Fund capped off February with a 19.36% return, its second best monthly return since inception, partially driven by Vodafone's successful takeover of Mannesmann which may have sparked renewed enthusiasm among investors over the long-term growth prospects of telecom and technology companies.

However, March was a challenging month for investors across the globe, as international markets seemed to reflect the volatility and uncertainty in U.S. markets over "Old Economy" versus "New Economy" shares. Given this change in investor sentiment, the Fund's "TMT" stocks (an acronym reflecting the perceived synergies among Technology, Media and Telecommunications companies) did not have an easy time of it, and contributed to the Fund's first month of underperformance versus the EAFE Index since August 1999. While this may have helped to cause a broadening of the market and rotation among sectors, we saw no clear new leaders emerge at quarter-end.

Overseas markets followed-up late March losses with more of the same throughout April and May. During this time, no major region seemed to have been spared nor appeared to offer a "safe haven." Similar to U.S. markets, a reevaluation of the technology sector and concerns about increased inflationary pressures and possible higher interest rates were contributing factors to global market declines. And like our Federal Reserve, the European Central Bank preemptively increased interest rates. In fact, there were even indications that the Bank of Japan may consider an end to their zero interest rate policy.



(HEAD SHOT)
Mark L. Yockey
Portfolio Manager


"Despite difficult market conditions, we

did not initiate any major portfolio

changes over the last six months -

however, we did begin to selectively

reposition the portfolio. While we

remained committed to our major themes

of telecommunications, financials,

advertising and media, restructuring and

outsourcing, we continued to work to

validate our holdings in terms of

current and future earnings visibility."



                   800.399.1770  *  ARTISAN FUNDS, INC.

------------------------------------------------------ PORTFOLIO STRATEGIES ---

Despite difficult market conditions, we did not initiate any major portfolio changes over the last six months - however, we did begin to selectively reposition the portfolio. While we remained committed to our major themes of telecommunications, financials, advertising and media, restructuring and outsourcing, we continued to work to validate our holdings in terms of current and future earnings visibility. Where concerned, we replaced holdings with what we viewed as more attractive alternatives.

An example of repositioning has been our shift to selective Korean stocks, mostly blue chip telecom and technology names. We believe companies such as SK Telecom Co., Ltd. and Samsung Electronics are at par with their peers in other countries or among the world leaders, but trade at more attractive valuations.

Our TMT names corrected in part due to substantial auction (multi-billion dollar costs for successful bidders) results for the third generation portable phone licenses in the U.K. Despite attractive industry fundamentals and forecasts of strong subscriber growth, additional auctions slated for later this year contributed to near-term profitability concerns. While we couldn't fully escape the price correction of TMT stocks, we were helped by having started to trim our exposure late in the first quarter. Additionally, we diversified by adding some holdings in regions other than Europe where we felt valuations were still reasonable. We believe the market overreacted and we plan to stay the course.

REGION ALLOCATION

<F1> As of 6/30/00. <F2>As of 12/31/99.      ---------------------------------
                                             - Graphic of world map          -
                                             - Points indicate target region -
                                             ---------------------------------
<F1> North America 7.9% ___________________  ______*
<F2> North America 16.0%

<F1> Europe 55.3% _________________________  __________________*
<F2> Europe 51.7%

<F1> Asia/Pacific 28.6% ___________________  ________________________*
<F2> Asia/Pacific 22.7%

<F1> Latin America 3.6% ___________________  _____*
<F2> Latin America 4.8%

Portfolio equities as a percentage of Fund total net assets.


Beyond TMT, we increased our positions in some of our European financials and added new names, such as Lloyds TSB Group in the U.K. We believe the European financial stocks are attractive, due to ongoing consolidation, restructuring and demographics.

Going forward, we anticipate our stock picking focus will remain largely on the same themes we have featured over the last year. While there may be some areas of over-extended valuations, we believe that our stocks represent companies with strong and growing earnings potential.

On June 30, 2000, total net assets in the Fund were $4.9 billion, of which $1.1 billion were in the Institutional share class. On December 31, 1999, the Fund's total net assets stood at $3.1 billion. Due to our selective repositioning, the median market cap of our holdings rose to $7.4 billion from $4.6 billion. Based on 2000 estimates, our weighted average growth rate of 25.5% fell below our weighted average P/E of 27.8x, as valuations, though down from year-end, remained in the upper-end of our ranges. On June 30, we were approximately 95.4% invested in equities, which we consider fully invested. The Fund held 109 stocks located in 23 countries. Our Top 10 Holdings, largely centered on our telecommunications and financial services themes, comprised 23.0% of the portfolio.*



Top 5 Country Allocations

United Kingdom................... 19.4%

Japan............................ 16.6%

Canada............................ 7.9%

France............................ 7.0%

Switzerland....................... 6.5%

As of 6/30/00.


For a more detailed look at

Region/Country Allocations please view

the "Schedule of Investments," starting

on page 6.




* For definitions of portfolio statistics please reference Notes on Portfolio Statistics on page 19.

--- PORTFOLIO CHARACTERISTICS -------------------------------------------------


TOP 10 HOLDINGS

COMPANY NAME                                  COUNTRY                        %
------------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd.                 Hong Kong                   2.8
------------------------------------------------------------------------------
Lloyds TSB Group PLC                          United Kingdom              2.8
------------------------------------------------------------------------------
AT&T Canada, Inc.                             Canada                      2.7
------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corporation      Japan                       2.5
------------------------------------------------------------------------------
Samsung Electronics                           Korea                       2.2
------------------------------------------------------------------------------
Granada Group PLC                             United Kingdom              2.2
------------------------------------------------------------------------------
UnitedGlobalCom, Inc.                         Netherlands                 2.1
------------------------------------------------------------------------------
Promise Co., Ltd.                             Japan                       1.9
------------------------------------------------------------------------------
UBS AG                                        Switzerland                 1.9
------------------------------------------------------------------------------
Abbey National PLC                            United Kingdom              1.9
------------------------------------------------------------------------------
TOTAL                                                                    23.0%

As a percentage of total net assets as of June 30, 2000. Portfolio holdings are subject to change.


Not surprisingly, some of the best returns over the last year originated in the telecommunications arena, as witnessed by four of the top five gainers in the period. We believe the outlook for the industry remains attractive with future growth coming from additional services and applications as technologies continue to advance. Finmatica, an Italian software maker, benefited from Italian banks upgrading their technology.


Good Ideas that worked              %   Good ideas at the time                %
Finmatica SPA.................. 324.0   Nichiei Co., Ltd. ............... -74.1
BCE, Inc. ..................... 140.0   Stagecoach Holdings PLC.......... -63.6
Nortel Networks Corp. ......... 115.1   Global Telesystems Group......... -49.4
NTT DoCoMo, Inc. ............... 91.9   NTL Incorporated................. -20.9
China Mobile (Hong Kong) Ltd. .. 81.8   British Telecommunications PLC .. -19.7

For the year ended June 30, 2000, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experien ced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results of that holding or the Fund.



Unfortunately, some of our stocks did not work out as planned. Nichiei was caught in a negative public relations situation following embarrassing media reports on one of its loan collectors. Beyond negative company sentiment, the stock also suffered from the risk of government intervention in the Japanese consumer finance sector. Stagecoach Holdings suffered from an ill-timed acquisition, and Global Telesystems, NTL and British Telecom were all affected by the downdraft in TMT stocks.

As always, thank you for the continued confidence you've shown in our team.

/s/ Mark Gochez




Top 5 Sectors

Consumer Cyclical ............... 22.8%

Financial ....................... 21.1%

Telecommunications .............. 16.5%

Industrial ....................... 9.4%

Utilities ........................ 9.3%

As of 6/30/00.




For a more detailed look at Sector

Diversification please see "Portfolio

Diversification" on page 11.





Effective July 1, 1997, the Fund began offering an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the Investor Share class is available under separate cover. Performance data herein relates to the Investor Shares prior to July 1, 1997 and to the Institutional Shares subsequent to July 1, 1997.




                   800.399.1770  *  ARTISAN FUNDS, INC.

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)

Schedule of Investments - June 30, 2000

                                                                                     Shares          Market
                                                                                      Held           Value
                                                                                  ------------   --------------
COMMON and preferred STOCKS - 95.4%

AUSTRALIA - 1.8%
  <F1>Cable & Wireless Optus Limited - telecommunication services                  16,150,200     $ 47,810,204
  Commonwealth Bank of Australia - diversified financial services                   2,601,334       41,226,782
                                                                                                 --------------
                                                                                                    89,036,986

BRAZIL - 2.7%
  <F1>Celular CRT Participacoes S.A. - telecommunication services                 130,728,900       57,264,115
  Cia Riograndense Telecomunicacoes - Preferred -
    telecommunication services                                                     93,584,900       31,653,335
  Tele Norte Leste Participacoes S.A. (ADR) - telecommunication services               36,240          856,177
  Tele Sudeste Celular Participacoes S.A. (ADR) - cellular
    telecommunication services                                                         61,900        1,887,950
  Telecomunicacoes Brasileiras S.A. (ADR) - telecommunication services                358,500       34,819,312
  Telecomunicacoes de Sao Paulo S.A. (ADR) - telecommunication services               309,500        5,725,750
                                                                                                 --------------
                                                                                                   132,206,639

CANADA - 7.9%
  <F1>AT&T Canada, Inc.<F2> - telecommunication services                            3,924,400      130,241,025
  Clearnet Communications, Inc.<F2> - Class A - telecommunication services          1,961,500       54,462,274
  <F1>Cognos, Inc.<F2> - computer software                                          1,147,400       47,473,675
  Corus Entertainment, Inc. - Class B - multimedia                                  1,394,250       37,211,402
  Nortel Networks Corporation (ADR)<F2> - telecommunication equipment               1,188,300       81,101,475
 Open Text Corporation (ADR) - network software                                       370,400        7,963,600
  Rogers Communications, Inc. - cable television                                      985,300       27,927,929
                                                                                                 --------------
                                                                                                   386,381,380

FINLAND - 1.9%
  Helsingin Puhelin Oyj - telecommunication services                                  273,200       26,760,558
  Nokia Corporation (ADR) - telecommunication equipment                               891,200       44,504,300
  Sonera Corporation Oyj - telecommunication services                                 502,500       22,907,440
                                                                                                 --------------
                                                                                                    94,172,298

FRANCE - 7.0%
  Bouygues S.A. - building and construction                                            35,733       23,880,017
  Club Mediterranee S.A. - recreational centers                                       572,207       77,518,021
  Equant N.V. - telecommunication services                                            673,200       27,353,496



--- SCHEDULE OF INVESTMENTS ---------------------------------------------------

                                                                                     Shares          Market
                                                                                      Held           Value
                                                                                  ------------   --------------
FRANCE (Continued)
  Lagardere SCA - diversified operations                                              642,851     $ 49,098,409
  Schneider Electric S.A. - electrical machinery                                      788,389       54,945,298
  SPIR Communication (ADR) - publishing                                                92,325        6,928,018
  Suez-Lyonnaise des Eaux S.A. - building and construction                            422,450       74,007,971
  Unilog S.A. - information technology services                                       267,559       26,029,202
                                                                                                 --------------
                                                                                                   339,760,432

GERMANY - 4.1%
  Dresdner Bank AG - money center banks                                             1,211,050       49,831,786
  Endemann!! Internet AG - internet content                                           107,070        5,059,879
  KDG Investors L.P.<F3> - cable television                                         4,000,000        4,000,000
  ProSieben Media AG - television broadcaster                                         685,395       85,228,683
  Software AG - computer software & services                                          509,532       47,185,690
  United Internet AG -internet content                                                 56,080        6,879,839
                                                                                                 --------------
                                                                                                   198,185,877

HONG KONG  - 2.8%
  China Mobile (Hong Kong) Limited - cellular telecommunication services           15,647,000      137,993,875

INDIA - 0.0%<F4>
  Videsh Sanchar Nigam Ltd. (GDR) - telecommunication services                         35,000          533,750

IRELAND - 0.8%
  Bank of Ireland - commercial bank                                                 6,305,200       39,458,328

ITALY - 5.5%
  Autogrill SPA - restaurants                                                       3,134,050       33,421,521
  Autostrade Concessioni e Construzioni Autostrade SPA -
    transportation services                                                         2,403,700       17,991,337
  Class Editori SPA - publishing                                                    1,140,800       16,707,135
  Gucci Group NV<F2> - apparel manufacturer                                           564,600       53,495,850
  Ifil (Finanziaria di Partecipazioni) SPA - diversified operations                 3,452,850       28,679,005
  Olivetti SPA - telecommunication services                                        17,195,700       62,547,787
  Unicredito Italiano SPA - commercial bank                                        11,498,300       54,996,933
                                                                                                 --------------
                                                                                                   267,839,568

JAPAN - 16.6%
  Asatsu-DK Inc. - advertising agencies                                               684,700       28,070,733
  Banyu Pharmaceutical Co., Ltd. - pharmaceuticals                                  1,965,600       48,072,496
  Canon, Inc. - office automation equipment & computer hardware                       622,000       30,951,983
  Daiwa Securities Group, Inc. - brokerage/investment banking                       1,843,800       24,327,978
  Focus Systems Corporation - network software                                        417,300       16,832,798
  Fujitsu Limited - computer manufacturer/information technology services           2,473,800       85,564,736
  Future Systems Consulting Corporation - consulting services                             120        2,567,268
  NEC Corporation - electronic manufacturer/information technology services         2,310,300       72,506,473
  Nihon Unisys, Ltd. - computer integrated services/
    information technology services                                                   978,700       19,785,228


--------------------------------------------------- SCHEDULE OF INVESTMENTS ---

                                                                                     Shares          Market
                                                                                      Held           Value
                                                                                  ------------   --------------
JAPAN (Continued)
  Nippon Telegraph & Telephone Corporation - integrated telephone services              9,211     $122,402,436
  Nippon Television Network Corporation (Bonus Issue) - television broadcasting        15,850       10,337,119
  Nippon Television Network Corporation - television broadcasting                      25,970       16,888,272
  NTT DoCoMo, Inc. - cellular telecommunication services                                  937       25,344,612
  Promise Co., Ltd. - consumer finance                                              1,188,200       93,842,103
  Takefuji Corporation - consumer finance                                             458,300       55,330,316
  Toho Co., Ltd. - motion pictures & services                                         173,400       29,514,199
  Tokyo Broadcasting System, Inc. - television broadcasting                         2,075,000       89,566,942
  Toyo Information Systems Co., Ltd. - information technology services                603,000       33,473,165
                                                                                                 --------------
                                                                                                   805,378,857

KOREA - 5.7%
  Cheil Communications, Inc. - advertising agencies                                   293,600       38,311,965
  Korea Telecom Corporation - telecommunication services                              374,500       32,982,130
  Korea Telecom Freetel - cellular telecommunication services                         913,842       60,894,114
  Samsung Electronics - semiconductors and telecommunication equipment                319,700      105,799,688
  SK Telecom Co. Ltd. (ADR) - cellular telecommunication services                   1,097,600       39,856,600
                                                                                                 --------------
                                                                                                   277,844,497

LUXEMBOURG- 0.4%
  Audiofina - television                                                              146,623       18,897,440

MEXICO - 0.9%
  Grupo Iusacell S.A. de C.V. (ADR) - cellular telecommunication services             261,000        4,078,125
  Seguros Comercial America - Class B - multi-line insurance                          927,500        3,362,965
  Wal-Mart De Mexico - department stores                                           14,555,000       34,147,928
                                                                                                 --------------
                                                                                                    41,589,018

NETHERLANDS - 4.4%
  ASR Verzekeringsgroep N.V. - multi-line insurance                                   278,000       14,411,585
  KPN N.V. - telecommunication services                                               546,814       24,457,741
  UnitedGlobalCom, Inc.<F2> - cable television                                      2,234,300      104,453,525
  VNU N.V. - publishing                                                               668,850       34,545,629
  Wolters Kluwer N.V. - publishing                                                  1,333,600       35,521,959
                                                                                                 --------------
                                                                                                   213,390,439

NEW ZEALAND - 0.1%
  <F1>Contact Energy Limited - electric utility                                     4,231,500        5,657,239

NORWAY - 0.1%
  P4 Radio Hele Norge ASA - radio stations                                          1,139,600        6,242,200

PORTUGAL - 0.4%
  Portugal Telecom S.A. - telecommunication services                                1,483,000       16,650,052



--- SCHEDULE OF INVESTMENTS ---------------------------------------------------

                                                                                     Shares          Market
                                                                                      Held           Value
                                                                                  ------------   --------------
SINGAPORE - 1.7%
  <F1>DBS Group Holdings Limited - money center banks                               4,388,707     $ 56,415,342
  <F1>Overseas Chinese Banking Corporation Ltd. - money center banks                3,957,750       27,271,120
                                                                                                 --------------
                                                                                                    83,686,462
SPAIN - 3.3%
  Altadis, S.A. - tobacco                                                           3,402,988       52,273,740
  Banco Bilbao Vizcaya Argentaris, S.A. - money center bank                         2,766,952       41,341,200
  Banco Santander Central Hispano, S.A. - money center bank                         3,212,000       33,884,800
  Centros Comerciales Pryca, S.A. - retail hypermarkets                             2,060,740       29,491,166
  Promotora de Informaciones S.A. (Prisa) - multimedia                                114,200        2,649,351
                                                                                                 --------------
                                                                                                   159,640,257
SWEDEN - 1.4%
  Pharmacia Corporation<F2> - pharmaceuticals                                       1,211,870       62,638,531
  Utfors AB - telecommunication services                                              304,100        6,723,299
                                                                                                 --------------
                                                                                                    69,361,830
SWITZERLAND - 6.5%
  <F1>ABB Limited - engineering services                                              719,454       86,111,318
  Charles Voegele Holding AG  - retail apparel                                        313,137       61,617,714
  Geberit International AG - building and construction products                        57,359       19,163,033
  Julius Baer Holding AG - Class B - commercial bank                                   14,464       57,189,236
  UBS AG - money center banks                                                         640,450       93,831,637
                                                                                                 --------------
                                                                                                   317,912,938
UNITED KINGDOM - 19.4%
  Abbey National PLC - mortgage banks                                               7,646,200       91,398,755
  Alliance & Leicester PLC - mortgage banks                                         4,150,802       36,113,318
  Cable & Wireless PLC - telecommunication services                                   784,700       13,274,342
  Carlton Communications PLC - television broadcaster                               4,059,600       52,211,925
  Compass Group PLC - food catering                                                 3,268,600       43,052,471
  Diageo PLC - food and beverage producer                                           6,984,700       62,671,485
  <F1>Global TeleSystems, Inc.<F2> - telecommunication services                     5,312,360       64,080,343
  Granada Group PLC - television broadcaster                                       10,575,100      105,607,789
  Kingfisher PLC - retail department store                                          6,607,711       60,138,724
  Lloyds TSB Group PLC - money center bank                                         14,299,623      135,013,349
  Northern Rock PLC - mortgage bank                                                 4,210,344       21,660,278
  NTL Incorporated<F2> - cable television                                           1,041,400       62,353,825
  Reckitt Benckiser PLC - household products                                        3,062,100       34,286,142
  Royal & Sun Alliance Insurance Group PLC - multi-line insurance                   5,840,695       37,515,415
  Saatchi & Saatchi PLC - advertising/media services                               10,091,100       64,944,484
  Schroders PLC - international merchant banking group                              1,098,000       19,737,235
  TI Group PLC - diversified manufacturing operations                                 799,340        4,354,132
  Vodafone AirTouch PLC - cellular telecommunication services                       9,214,953       37,228,190
                                                                                                 --------------
                                                                                                   945,642,202

                                                                                                 --------------
  Total common and preferred stocks (Cost $4,158,898,708)                                        4,647,462,564


--------------------------------------------------- SCHEDULE OF INVESTMENTS ---

                                                                                      Par            Market
                                                                                     Amount          Value
                                                                                 -------------  ---------------
SHORT TERM INVESTMENTS - 5.8%
  Repurchase agreement with State Street Bank and Trust Company,
  5.25%, dated 6/30/00, due 7/3/00, maturity value $281,155,952, collateralized by $153,013,106 market value U.S. Treasury Bond,
  10.625%, due 8/15/2015 and $133,657,650 market value
  U.S. Treasury Bond, 8.875%, due 2/15/2019 (Cost $281,033,000)                  $281,033,000   $  281,033,000
                                                                                                ---------------

Total investments - 101.2% (Cost $4,439,931,708)                                                 4,928,495,564

Other assets less liabilities - (1.2)%                                                             (57,519,486)
                                                                                                ---------------

Total net assets - 100.0%(5)                                                                    $4,870,976,078
                                                                                                ===============


<F1> Non-income producing security.
<F2> Principally traded in the United States.
<F3> Private Investment Partnership which is restricted as to resale.
     Valued at cost which approximates market. Acquired March 6, 2000 for $4,000,000. As of June 30, 2000, the Fund is obligated to meet additional capital contributions in the amount of $6,000,000.
<F4> Represents less than 0.1% of total net assets.
<F5> Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt
(GDR) Global Depository Receipt


       The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
(A Series of Artisan Funds, Inc.)

Portfolio Diversification - June 30, 2000


                                                Market Value       Percentage
                                              ----------------    ------------

 Consumer Cyclical                            $ 1,110,982,022           22.8%
 Consumer Non-Cyclical                            295,982,827            6.1%
  Diversified                                     183,385,204            3.8%
  Financial                                     1,028,160,463           21.1%
 Industrial                                       458,759,266            9.4%
 Technology                                       313,140,409            6.4%
  Telecommunications
      (Equipment and Services)                    802,289,579           16.5%
   Utilities                                      454,762,794            9.3%
                                              ----------------     -----------
  Total common and preferred stocks             4,647,462,564           95.4%

  Total short-term investments                    281,033,000            5.8%
                                              ----------------     -----------
  Total investments                             4,928,495,564          101.2%

  Other assets less liabilities                   (57,519,486)          (1.2%)
                                              ----------------     -----------

  Total net assets                            $ 4,870,976,078          100.0%
                                              ================     ===========


       The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND, INC.
(A Series of Artisan Funds, Inc.)

Statement of Assets & Liabilities - June 30, 2000


ASSETS:
    Investments in securities, at value (cost $4,439,931,708)                                                $4,928,495,564
    Cash                                                                                                                641
    Receivable from investments sold                                                                             36,445,332
    Receivable from forward currency contracts                                                                  117,287,872
    Receivable from fund shares sold                                                                             59,544,976
    Interest receivable                                                                                              40,984
    Dividends receivable                                                                                          6,046,195
    Organizational costs                                                                                              3,660
                                                                                                            ---------------
    Total assets                                                                                              5,147,865,224

LIABILITIES:
    Payable for investments purchased                                                                           149,954,260
    Payable for forward currency contracts                                                                      117,398,956
    Payable for fund shares redeemed                                                                              6,082,782
    Payable for organizational costs                                                                                  3,660
    Payable for operating expenses                                                                                2,883,999
    Other liabilities                                                                                               565,489
                                                                                                            ---------------
        Total liabilities                                                                                       276,889,146
                                                                                                            ---------------
        Total net assets                                                                                     $4,870,976,078
                                                                                                            ===============

NET ASSETS CONSIST OF:
    Fund shares issued and outstanding                                                                       $3,744,328,365

    Net unrealized appreciation (depreciation)
        on investments and foreign currency
        related transactions                                                                                    488,633,769

    Accumulated undistributed
        net investment income (loss)                                                                            (2,599,311)

    Accumulated undistributed net realized
        gains (losses) on investments and foreign
        currency related transactions                                                                           640,613,255
                                                                                                            ---------------
                                                                                                             $4,870,976,078
                                                                                                            ===============

INVESTOR SHARES:
    Net assets                                                                                               $3,734,813,199
    Shares issued and outstanding                                                                               123,846,322
    Net asset value, offering and redemption price per share                                                         $30.16
                                                                                                                     ======

INSTITUTIONAL SHARES:
    Net assets                                                                                               $1,136,162,879
    Shares issued and outstanding                                                                                37,590,641
    Net asset value, offering and redemption price per share                                                         $30.22
                                                                                                                     ======



       The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND, INC.
(A Series of Artisan Funds, Inc.)

Statement of Operations - For the Year Ended June 30, 2000


INVESTMENT INCOME:
    Interest                                                                                                     $7,040,049
    Dividends (net of foreign taxes withheld of $4,576,229)                                                      27,344,688
                                                                                                            ---------------
        Total investment income                                                                                  34,384,737

EXPENSES:
    Advisory fees                                                                                                27,952,915
    Transfer agent fees:
        Investor Shares                                                                                           4,081,462
        Institutional Shares                                                                                         24,178
    Shareholder communications
        Investor Shares                                                                                             465,581
        Institutional Shares                                                                                          7,448
    Custodian fees                                                                                                2,211,334
    Accounting fees                                                                                                  81,083
    Professional fees                                                                                               160,330
    Registration fees
        Investor Shares                                                                                             618,467
        Institutional Shares                                                                                        227,000
    Director's fees                                                                                                  15,000
    Organizational costs                                                                                              7,317
    Other operating expenses                                                                                        140,089
                                                                                                            ---------------
        Total operating expenses                                                                                 35,992,204
                                                                                                            ---------------
        Net investment (loss)                                                                                   (1,607,467)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
    Net realized gain (loss) on:
        Investments                                                                                             762,210,703
        Foreign currency related transactions                                                                   (3,264,458)
                                                                                                            ---------------
                                                                                                                758,946,245
    Net increase (decrease) in unrealized appreciation on:
        Investments                                                                                             327,576,193
        Foreign currency related transactions                                                                        29,364
                                                                                                            ---------------
                                                                                                                327,605,557
                                                                                                            ---------------
        Net gain (loss) on investments                                                                        1,086,551,802
                                                                                                            ---------------
        Net increase (decrease) in net assets resulting from operations                                      $1,084,944,335
                                                                                                            ===============



       The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND, INC.
(A Series of Artisan Funds, Inc.)

Statements of Changes in Net Assets


                                                                           Year Ended              Year Ended
                                                                             6/30/00                 6/30/99
                                                                      ------------------      ------------------
OPERATIONS:
    Net investment income (loss)                                           $(1,607,467)              $4,109,783
    Net realized gain (loss) on:
        Investments                                                         762,210,703              38,449,100
        Foreign currency related transactions                               (3,264,458)               (677,233)
    Net increase (decrease) in unrealized appreciation on:
        Investments                                                         327,576,193              79,783,283
        Foreign currency related transactions                                    29,364               (137,818)
                                                                      ------------------      ------------------
    Net increase (decrease) in net assets resulting
        from operations                                                   1,084,944,335             121,527,115

DISTRIBUTIONS PAID TO SHAREHOLDERS:
    Net investment income:
        Investor Shares                                                     (1,579,375)               (944,186)
        Institutional Shares                                                (1,166,198)               (257,100)
    Net realized gains on investment transactions:
        Investor Shares                                                    (36,202,670)             (6,509,837)
        Institutional Shares                                               (10,501,625)             (1,271,446)
                                                                      ------------------      ------------------

        Total distributions paid to shareholders                           (49,449,868)             (8,982,569)

FUND SHARE ACTIVITIES:
    Net increase (decrease) in net assets resulting from fund
        share activities                                                  2,711,977,012             513,780,438
                                                                      ------------------      ------------------

    Total increase (decrease) in net assets                               3,747,471,479             626,324,984

    Net assets, beginning of period                                       1,123,504,599             497,179,615
                                                                      ------------------      ------------------
    Net assets, end of period                                            $4,870,976,078          $1,123,504,599
                                                                      ==================      ==================



       The accompanying notes are an integral part of the financial statements.

                          ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                             Financial Highlights

                                              Year Ended        Year Ended      Year Ended       Year Ended     Period Ended
                                             June 30, 2000     June 30, 1999   June 30, 1998    June 30, 1997  June 30, 1996
For a share outstanding                      Institutional     Institutional   Institutional      Investor       Investor
throughout each period                          Shares            Shares           Shares          Shares         Shares<F1>
-------------------------------------------  -------------    -------------    -------------    -------------  -------------
Net asset value, beginning of period               $18.70           $16.26           $14.48           $12.08         $10.00

Income from investment operations:
    Net investment income (loss)                     0.03 <F2>        0.11 <F2>        0.09 <F2>        0.07           0.04
    Net realized and unrealized gains on
        on securities and foreign
        currency transactions                       12.09             2.62             3.04             2.44           2.04
                                             -------------    -------------    -------------    -------------  -------------
    Total from investment operations                12.12             2.73             3.13             2.51           2.08
                                             -------------    -------------    -------------    -------------  -------------

Distributions paid to shareholders:
    Net investment income                           (0.06)           (0.05)           (0.22)           (0.02)             -
    Net realized gains on investment
        transactions                                (0.54)           (0.24)           (1.13)           (0.09)             -
                                             -------------    -------------    -------------    -------------  -------------
        Total distributions paid
           to shareholders                          (0.60)           (0.29)           (1.35)           (0.11)             -
                                             -------------    -------------    -------------    -------------  -------------

Net asset value, end of period                     $30.22           $18.70           $16.26           $14.48         $12.08
                                             =============    =============    =============    =============  =============

Total return                                         66.0%            17.6%            24.4%            20.9%          20.8%<F3>
Ratios/supplemental data:
    Net assets,
        end of period (millions)                 $1,136.2           $179.6            $82.6           $449.2          $71.5
    Ratio of expenses to
        average net assets                           1.08%            1.17%            1.25%            1.61%          2.50%<F4>
    Ratio of net investment
       income (loss) to
       average net assets                            0.09%            0.68%            0.68%            1.07%          1.60%<F4>
    Portfolio turnover rate                         99.02%           79.41%          109.42%          103.66%         57.00%<F3>

    <F1>    For the period from commencement of operations
            (December 28, 1995) through June 30, 1996.
    <F2>    Computed based on average shares outstanding.
    <F3>    Not annualized.
    <F4>    Annualized.



       The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND, INC.
(A Series of Artisan Funds, Inc.)

Notes to Financial Statements - June 30, 2000

(1)  Organization:

     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January
     5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of four open-end, diversified mutual funds. The Artisan International Fund ("the Fund") commenced operations on December 28, 1995.

     The Fund began offering two classes of capital shares effective
     July 1, 1997. The share classes for the Fund were renamed Investor Shares and Institutional Shares effective April 27, 2000. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

     The International Fund Investor Shares and International Fund Institutional Shares each have an indefinite number of shares authorized with a $0.01 par value.

(2)  Summary of significant accounting policies:
     The following is a summary of significant accounting policies of the Fund.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or which management believes that the latest sales or bid price is not reflective of the fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

          The Fund owns a security which is valued at fair value as determined using procedures established by the Fund's Board of Directors in the amount of $4,000,000 or 0.1% of total net assets.

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

--- NOTES TO FINANCIAL STATEMENTS (Cont.) -------------------------------------

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund.
           Interest income is reported on the accrual basis.  Distributions to shareholders are recorded on the ex-dividend date.  Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

(3)  Transactions with affiliates:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

                        Average Daily Net Assets                  Annual Rate
                        -----------------------------             -----------
                        Less than $500 million                       1.000%
                        $500 million to $750 million                 0.975%
                        $750 million to $1 billion                   0.950%
                        Greater than $1 billion                      0.925%

     The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has undertaken to reimburse the Fund for ordinary operating expenses in excess of 2.50% of average net assets annually.

     Each director who is not an interested person of Artisan Funds, Inc. or Artisan Partners Limited Partnership receives an annual retainer fee of $5,000 per Fund, plus reimbursement of expenses related to their duties as a director of Artisan Funds, Inc.

------------------------------------- NOTES TO FINANCIAL STATEMENTS (Cont.) ---


(4)  Organizational costs:
     Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Fund over the same time period.


(5)  Line of credit arrangements:
     Artisan Funds is party to a line of credit agreement with State
     Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $50 million. Artisan Funds, Inc. pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended June 30, 2000 the Fund made no borrowings under the line of credit.


(6)  Investment transactions:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended June 30, 2000 were $5,278,134,639 and $2,808,257,546, respectively.


(7)  Fund share activities:
     Capital share transactions for the Fund were as follows:

                                                                             Investor          Institutional
Fiscal year ended June 30, 2000                                               Shares               Shares
----------------------------------------------------------------------------------------    ------------------
Proceeds from shares issued                                              $3,361,034,086         $ 732,197,055
Net asset value of shares issued in reinvestment of distributions            35,772,431            11,657,657
Cost of shares redeemed                                                  (1,386,071,200)          (42,613,017)
                                                                        ----------------    ------------------
Net increase (decrease) from fund share activities                       $2,010,735,317         $ 701,241,695
                                                                        ================    ==================

                                                                             Investor          Institutional
Fiscal year ended June 30, 2000                                               Shares               Shares
----------------------------------------------------------------------------------------    ------------------
Shares sold                                                                 121,721,356            28,963,140
Shares issued from reinvestment of distributions                              1,613,817               525,593
Shares redeemed                                                             (50,050,726)           (1,500,866)
                                                                        ----------------    ------------------
Net increase (decrease) in capital shares                                    73,284,447            27,987,867
                                                                        ================    ==================

--- NOTES TO FINANCIAL STATEMENTS (Cont.) -------------------------------------

                                                                             Investor          Institutional
Fiscal ended June 30, 1999                                                    Shares               Shares
----------------------------------------------------------------------------------------    ------------------
Proceeds from shares issued                                               $ 808,115,881         $ 108,430,376
Net asset value of shares issued in     reinvestment of distributions         7,211,053             1,448,132
Cost of shares redeemed                                                    (376,463,582)          (34,961,422)
                                                                        ----------------    ------------------
Net increase (decrease) from fund share activities                        $ 438,863,352         $  74,917,086
                                                                        ================    ==================

                                                                             Investor          Institutional
Fiscal ended June 30, 1999                                                    Shares               Shares
----------------------------------------------------------------------------------------    ------------------
Shares sold                                                                  47,804,591             6,392,854
Shares issued from reinvestment of distributions                                558,569               112,258
Shares redeemed                                                             (23,304,036)           (1,985,942)
                                                                        ----------------    ------------------
Net increase (decrease) in capital shares                                    25,059,124             4,519,170
                                                                        ================    ==================

(8) Information for Federal income tax purposes: Aggregate gross unrealized appreciation (depreciation) on investments as of June 30, 2000, based on investment cost of $4,440,590,636 for federal income tax purposes, is as follows:

     Aggregate gross unrealized appreciation on investments      $  654,601,215
     Aggregate gross unrealized depreciation on investments        (166,696,287)
                                                                 ---------------
     Net unrealized appreciation                                 $  487,904,928
                                                                 ===============

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. The Fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Losses from foreign currency related transactions of $2,710,395 from November 1, 1999 to June 30, 2000 are not recognized for federal income tax purposes until fiscal 2001.


(9)  Other tax information (unaudited):
     The Fund hereby designates $55,751,437 as long term capital gain distributions, which includes earnings and profits distributed to shareholders on redemptions of fund shares.


+-----------------------------------------------------------------------------+
|                                                                             |
|                       Notes on Portfolio Statistics                         |
|    The letters to shareholders included in this annual report include       |
|    statistical information about the Fund. That information is as of June   |
|    30, 2000, it varies with changes in the Fund's portfolio investments.    |
|                                                                             |
|                                  Definitions                                |
|    The Median Market Cap provides a measure of the market capitalization    |
|    value of the companies in a portfolio. An equal number of companies in   |
|    the portfolio have a market capitalization higher than the median and    |
|    an equal number have a market capitalization lower than the median.      |
|    The Weighted Average Growth Rate measures the growth of earnings per     |
|    share for each stock in a portfolio over the next 12 months divided by   |
|    the reported earnings per share over the last 12 months, weighted by     |
|    the size of each stock's position within the portfolio. The Weighted     |
|    Average P/E Ratio measures the average of the ratios of portfolio        |
|    stock prices divided by each stock's earnings per share, weighted by     |
|    the size of each stock's position within the portfolio. The Median       |
|    Price/Book Value measures the median ratio of portfolio stock prices     |
|    to each stock's book value of equity per share. The Median P/E Ratio     |
|    measures the median ratio of portfolio stock prices to each stock's      |
|    earnings per share.                                                      |
|                                                                             |
+-----------------------------------------------------------------------------+

(PricewaterhouseCoopers Logo)
------------------------------------------+------------------------------------
                                          | PricewaterhouseCoopers LLP
                                          | 100 East Wisconsin Avenue
                                          | Suite 1500
                                          | Milwaukee, WI 53202
                                          | Telephone (414) 212 1600



                   Report of Independent Accountants


To the Board of Directors and Shareholders of Artisan Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan International Fund (one of the portfolios comprising Artisan Funds, Inc., hereafter referred to as the "Fund") at June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financi-al statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP


July 20, 2000